UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21761

Keeley Funds, Inc.

(Exact name of registrant as specified in charter)

111 West Jackson Boulevard

SUITE 810

CHICAGO, IL 60604

(Address of principal executive offices) (Zip code)

ALAN GOLDBERG

STRADLEY RONON STEVENS & YOUNG, LLP

191 NORTH WACKER DRIVE, SUITE 1601

CHICAGO, IL 60606

(Name and address of agent for service)

312-786-5000

Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2016

Date of reporting period: September 30, 2016

Item 1. Reports to Stockholders.

1

KEELEY
Funds

The Disciplined Discovery of Value®

Annual Report

September 30, 2016

KEELEY Small Cap Value Fund

Class (A) Shares: KSCVX
Class (I) Shares: KSCIX

KEELEY Small Cap Dividend Value Fund

Class (A) Shares: KSDVX
Class (I) Shares: KSDIX

KEELEY Small-Mid Cap Value Fund

Class (A) Shares: KSMVX
Class (I) Shares: KSMIX

KEELEY Mid Cap Dividend Value Fund

Class (A) Shares: KMDVX
Class (I) Shares: KMDIX

KEELEY All Cap Value Fund

Class (A) Shares: KACVX
Class (I) Shares: KACIX

www.KeeleyFunds.com

CONTENTS

KEELEY Funds, Inc.

KEELEY Small Cap Value Fund

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

KEELEY All Cap Value Fund

MANAGER COMMENTARY

KEELEY Small Cap Value Fund (KSCVX - KSCIX)

For the quarter ending September 30, 2016, the KEELEY Small Cap Value Fund (KSCVX) increased 7.13 percent compared to an 8.87 percent increase for the Russell 2000 Value Index and a 9.05 percent increase in the Russell 2000 Index. Over the fiscal year ended September 30, 2016, the Fund increased 10.09 percent compared to an 18.81 percent increase for the Russell 2000 Value Index and a 15.47 percent increase in the Russell 2000 Index.

During the fiscal year, the Fund weathered moderate bouts of volatility fueled by both macroeconomic factors and stock-specific fundamentals. As 2015 came to an end, U.S. markets responded to the Federal Reserve’s (Fed) first interest rate hike in nearly a decade – triggering a substantial uptick in volatility into mid-January. Globally, the U.S. dollar continued to strengthen against major currencies, pressuring earnings for companies with international business. Commodity prices also declined, owing to the precipitous drop in crude oil prices plus concerns over growth in China. While employment figures improved, GDP stumbled. The outlook for U.S. stocks, particularly small caps, looked rather ominous as 2016 began.

This short-term selloff was quick lived. The Fed recognized its rate hike consequences and telegraphed a cautious approach for any 2016 increases. Risk-seeking market participants aggressively took advantage of the buying atmosphere. The elevated U.S. dollar began to show signs of weakening versus other major currencies, and energy-related commodities began climbing from their February depths. U.S. stock market investors went into full-blown ‘risk-on’ mode and markets responded accordingly.

For the year ending September 30, 2016, the Fund’s underperformance versus the Russell 2000 Value Index was primarily attributed to weak stock selection in a number of sectors that performed well over the course of the year. Of the eleven economic sectors, the Russell 2000 Value Index’s Energy exposure was the lone detractor. All the other sectors were up between 3 percent (Consumer Discretionary) and nearly 50 percent (Materials). During this time span, stock selection in Financials, Technology, Consumer Staples, Materials and Real Estate sectors hurt the Fund’s relative performance. In terms of the Fund’s sector weights, the underperforming Consumer Discretionary sector was the leading detractor, due to the Fund’s significant overweight. In addition, underweights in Real Estate, Technology and Utilities hurt relative performance over this period.

The primary contributor to the Fund during the year was a significant overweight to Industrials, as well as strong stock selection in that sector. Despite a fairly small allocation to the struggling Energy sector, the Fund’s positions in that sector performed well. Given our generally negative attitude regarding Energy over the past 18 months, we were pleased to see strong, relative outperformance.

In terms of positioning, our outlook remains positive on Consumer Discretionary, Industrials and Materials, which represent the Fund’s largest overweight positions versus the Russell 2000 Value Index. The Fund’s most significant underweight is in Financials.

Though a lot of investors’ focus seems to be with the Fed’s next move and presidential election results, we are pleased to see a number of our holdings driven by company-specific fundamentals rather than macroeconomic factors. However, we do seem to be in a mean-reversion type environment. A stock that performs well in one quarter may be the bottom performer the next, or value and growth stocks might alternate in performance from quarter to quarter. Over the long term, we believe our value approach to investing in under-followed and under-appreciated stocks undergoing major changes portends an attractive return profile. As a company moves forward in its restructuring plan or identifies a catalyst, many investors move in too late to capture the upside. Our objective is to capture these moves well ahead of other investors. Indeed, many of our positions are not covered by Wall Street analysts until they have already risen.

In the past few months, we’ve seen a lot of companies putting their cash to work by announcing mergers and acquisitions or spinning-off divisions. With the potential for rising rates, we believe that companies may be in a hurry to finalize deals before rates go up. As the companies within the Fund’s portfolio improve their operations as a result of restructuring activities, they often become more attractive acquisition candidates. For the fiscal year, approximately ten percent of the positions in the Fund’s portfolio were acquired. Given the Fund’s value-style investment philosophy, we believe that this type of environment speaks well to the long-term prospects for the Fund.

Sincerely,

Kevin M. Chin Chief Investment Officer, Portfolio Manager	Brian R. Keeley Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2016

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small Cap Value Fund - Class A, Russell 2000® Index (3), Russell 2000® Value Index ** and S&P 500 Index***

(Unaudited)

Average annual total returns ****

For the periods ended September 30, 2016

	1-Year	5-Years	10-Years	Since Commencement of Operations (1)
Keeley Small Cap Value Fund
Class A	10.09%	12.95%	5.10%	10.82%
Class A (includes max 4 1/2% front-end load)	5.15%	11.91%	4.61%	10.60%
Class I	10.39%	13.24%	N/A	3.93%
Russell 2000® Value Index	18.81%	15.45%	5.78%	9.82%	(2)
Russell 2000® Index	15.47%	15.82%	7.07%	8.66%	(2)
S&P 500 Index	15.43%	16.37%	7.24%	9.08%	(2)

(1)	Inception date is October 1, 1993 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations returns shown are from the commencement date of Keeley Small Cap Value Fund - Class A. The returns for the Russell 2000® Value Index, Russell 2000® Index and S&P 500 Index since the commencement date of the Keeley Small Cap Value Fund - Class I are 6.83%, 7.27% and 6.86%, respectively.
(3)	Effective January 28, 2016, the Fund changed its benchmark index from the Russell 2000® Index to the Russell 2000® Value Index, because management believes that the Russell 2000® Value Index more accurately represents the Fund’s “value style” of investing. The chart above shows the returns of both the Russell 2000® Index and the Russell 2000® Value Index. Going forward, the chart will no longer show the returns of the Russell 2000® Index.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. These figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
***	The S&P 500 Index measures the performance of five hundred stocks chosen for market size, liquidity, and industry group representation. These figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
****	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

(This page is intentionally left blank.)

MANAGER COMMENTARY

KEELEY Small Cap Dividend Value Fund (KSDVX - KSDIX)

For the fiscal year ending September 30, 2016, the KEELEY Small Cap Dividend Value Fund (KSDVX) increased 16.4 percent compared to an 18.9 percent increase for the Russell 2000 Value Index.

As 2015 came to an end, U.S. markets responded to the Federal Reserve’s first interest rate hike in nearly a decade – triggering a substantial uptick in volatility through mid-January. This short-term selloff was short lived as risk-seeking market participants aggressively took advantage of the buying atmosphere. Additionally, it appeared that the Fed recognized its rate hike consequences and telegraphed a cautious approach for any additional 2016 increases. The elevated U.S. dollar began to show signs of weakening versus other major currencies, while energy-related commodities began climbing from their February depths. As a result, U.S. stock market investors went into full-blown ‘risk-on’ mode and markets responded accordingly.

We are slightly disappointed with the Fund’s performance over the last twelve months. On one hand, the Fund performed well in periods where the market was down. During January and February, the Fund declined less than its benchmark. Also, in the brief drop in the market after the Brexit vote in late June, the Fund held up better. During the bounces that followed however, the Fund lagged. The dividend component of our strategy often holds the Fund back when strong market environments ensue. We believe the defensive characteristics create a positive risk/reward trade-off for investors, but admit that is hard to appreciate in a year where the market is up almost 19 percent.

For the year, Energy was the only one of the eleven sectors in the Russell 2000 Value Index to produce a negative return. The other sectors ranged in total return from 3 percent in Consumer Discretionary to nearly 50 percent in Materials. The Fund’s Energy holding was the only sector with negative performance over this period.

Because the Fund is generally allocated similarly to the sector weights of the Russell 2000 Value index, differences in sector weights do not have a large impact on performance. In the latest fiscal year, three weighting decisions had small impacts. The Fund held a small overweight to the Consumer Discretionary sector. Because that sector lagged the overall index, that allocation detracted. In addition, the Fund was slightly underweight Technology which outperformed, again slightly detracting from performance. On the positive side of the ledger, the Fund was slightly underweight the Energy sector which helped performance. Finally, cash holdings detracted slightly.

From a stock selection standpoint, two sectors accounted for the great majority of the Fund’s relative underperformance in the past year; Materials and Information Technology. Partially offsetting these detractors was very strong performance by the Fund’s holdings in the new Real Estate sector.

•	In Materials, the Fund’s holdings lagged the very strong performance of the sector in part due to what the Fund held and in part due to what it did not hold.

Some of the Fund’s holdings appreciated only slightly while the sector had a strong move. The sector move was led by the more commoditized parts of the materials sector including steel, gold, and commodity chemicals. We generally prefer less commoditized areas of the Materials sector in the Fund because we believe it is difficult for smaller companies to gain the cost advantages needed to compete in commodity markets.

•	In Information Technology, the Fund’s holdings did not keep up with the strong move in technology stocks. A couple of our holdings struggled to meet expectations and therefore did not see much appreciation.

•	In Real Estate, the Fund’s mix of non-traditional REITs and special situations delivered better average returns than the strong sector.

Outside of these three sectors we added some value in both Consumer sectors (Discretionary and Staples) as well as Industrials, but lost ground in Energy, Health Care, and Financials.

As we look forward, the focus near-term will shift to the Presidential transition and the Fed’s next move, both of which could potentially move the market as well as increase volatility. With that said, we believe our value approach and its focus on dividend-paying value stocks should generate an attractive risk-return profile that helps mitigate market volatility.

Sincerely,

Thomas E. Browne, Jr.	Brian P. Leonard
Lead Portfolio Manager	Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2016

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small Cap Dividend Value Fund - Class A and Russell 2000® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2016

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley Small Cap Dividend Value Fund
Class A	16.40%	5.83%	13.66%	12.75%
Class A (includes max 4 1/2% front-end load)	11.14%	4.22%	12.61%	12.00%
Class I	16.68%	6.10%	13.94%	13.03%
Russell 2000® Value Index	18.81%	6.77%	15.45%	12.28%

(1)	Inception date for both classes is December 1, 2009.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower prices-to-book ratios and lower forecasted growth values. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

(This page is intentionally left blank.)

MANAGER COMMENTARY

KEELEY Small-Mid Cap Value Fund (KSMVX - KSMIX)

For the quarter ending September 30, 2016, the KEELEY Small-Mid Cap Value Fund (KSMVX) increased 7.15 percent compared to a 6.18 percent increase for the Russell 2500 Value Index. Over the fiscal year ended September 30, 2016, the Fund increased 11.28 percent compared to a 17.68 percent increase for the Russell 2500 Value Index.

During the fiscal year, the Fund weathered moderate bouts of volatility fueled by both macroeconomic factors and stock-specific fundamentals. As 2015 came to an end, U.S. markets responded to the Federal Reserve’s (Fed) first interest rate hike in nearly a decade – triggering a substantial uptick in volatility into mid-January. Globally, the U.S. dollar continued to strengthen against major currencies, pressuring earnings for companies with international business. Commodity prices also declined, owing to the precipitous drop in crude oil prices plus concerns over growth in China. While employment figures improved, GDP stumbled. The outlook for U.S. stocks, particularly small caps, looked rather ominous as 2016 began.

This short-term selloff was quick lived. The Fed recognized its rate hike consequences and telegraphed a cautious approach for any 2016 increases. Risk-seeking market participants aggressively took advantage of the buying atmosphere. The elevated U.S. dollar began to show signs of weakening versus other major currencies, and energy-related commodities began climbing from their February depths. U.S. stock market investors went into full-blown ‘risk-on’ mode and markets responded accordingly.

For the year ending September 30, 2016, all eleven sectors in the Russell 2500 Value Index recorded positive gains, from just over 3 percent (Consumer Discretionary) to nearly 35 percent (Materials). Over this time span, the majority of the Fund’s relative underperformance to the index came from poor stock selection in a handful of sectors, most notably Financials and Technology, but also in Materials and Consumer Staples. Another major headwind over this period was the Fund’s significant overweight in the lagging Consumer Discretionary sector.

The Fund benefited from a significant overweight and strong stock selection in Industrials over the past year; it was the Fund’s leading contributor. Despite a small allocation to Health Care, the Fund’s positions in that sector significantly outperformed the benchmark’s positions, serving as another strong contributor to the Fund’s performance. Additionally, the Fund’s underweight in Energy contributed to positive performance.

In terms of positioning, our outlook remains positive on Consumer Discretionary, Industrials and Materials, which represent the Fund’s largest overweight positions versus the Russell 2500 Value Index. The Fund’s most significant underweight is in Financials, followed by Energy.

Though a lot of investors’ focus seems to be with the Fed’s next move and presidential election results, we are pleased to see a number of our holdings being driven by company-specific fundamentals rather than macroeconomic factors. However, we do seem to be in a mean-reversion type environment. A stock that performs well in one quarter may be the bottom performer the next, or value and growth stocks might alternate in performance from quarter to quarter. Over the long term, we believe our value approach in investing in under-followed and under-appreciated stocks undergoing major changes portends an attractive return profile. As a company moves forward in its restructuring plan or identifies a catalyst, many investors move in too late to capture the upside. Our objective is to capture these moves well ahead of other investors. Indeed, many of our positions are not covered by Wall Street analysts until they have already risen.

In the past few months, we’ve seen a lot of companies putting their cash to work by announcing mergers and acquisitions or spinning off divisions. With the potential for rising rates, we believe that companies may be in a hurry to finalize deals before rates go up. As the companies within the Fund’s portfolio improve their operations as a result of restructuring activities, they often become more attractive acquisition candidates. For the fiscal year, approximately ten percent of the positions in the Fund’s portfolio were acquired. Given the Fund’s value-style investment philosophy, we believe that this type of environment speaks well to the long-term prospects for the Fund.

Sincerely,

Kevin M. Chin Chief Investment Officer, Portfolio Manager	Brian R. Keeley Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2016

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small-Mid Cap Value Fund - Class A and Russell 2500® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2016

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley Small-Mid Cap Value Fund
Class A	11.28%	2.94%	15.97%	6.61%
Class A (includes max 4 1/2% front-end load)	6.29%	1.38%	14.91%	6.07%
Class I	11.59%	3.20%	16.25%	6.88%
Russell 2500® Value Index	17.68%	8.05%	16.29%	7.41%

(1)	Inception date for both classes is August 15, 2007.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value Indexes. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

(This page is intentionally left blank.)

MANAGER COMMENTARY

KEELEY Mid Cap Dividend Value Fund (KMDVX - KMDIX)

For the fiscal year ended September 30, 2016, the Fund increased 16.9 percent compared to a 17.3 percent increase for the Russell Midcap Value Index.

As 2015 came to an end, U.S. markets responded to the Federal Reserve’s first interest rate hike in nearly a decade – triggering a substantial uptick in volatility into mid-January. This short-term selloff was short lived as risk-seeking market participants aggressively took advantage of the buying atmosphere. Additionally, it appeared that the Fed recognized its rate hike consequences and telegraphed a cautious approach for any additional 2016 increases. The elevated U.S. dollar began to show signs of weakening versus other major currencies while energy-related commodities began climbing from their February depths. As a result, U.S. stock market investors went into full-blown ‘risk-on’ mode and markets responded accordingly.

For the year ending September 30, 2016, all eleven sectors in both the Fund and the Russell Midcap Value Index generated positive performance. Interestingly, the strongest sectors were Information Technology, Materials, and Industrials; all cyclical sectors. The worst performing sectors were Consumer Discretionary, Health Care, and Financials; cyclical, anti-cyclical, and middle of road sectors. Despite a perceived slowing in the economy, the cyclicals ultimately carried the day!

Because we manage the Fund with a generally sector neutral bias, sector allocation does not have a great influence on the Fund’s relative performance. In the past year, three sector allocation differences had small impacts on Fund performance. A slight overweight in Technology helped performance, a slight underweight in Energy also added value while a slight underweight in Consumer Staples hurt returns. The biggest impact on performance was actually the Fund’s small cash holdings (about 4% on average) which detracted.

From a stock selection standpoint, four sectors had significant impacts; Real Estate, Utilities, Energy, and Industrials.

•	The Fund’s holdings in Real Estate significantly outperformed the Real Estate sector. Our bias toward seeking out non-traditional REITs or unusual situations paid off in a year where the sector itself performed well.

•	In Utilities, the Fund’s energy-centric utilities drove above sector returns.

•	Energy holdings in the Fund lagged the returns of the sector within the index. Our holdings in a refining company hurt performance even as the sector rallied on rising crude prices.

•	Most of the Fund’s Industrial holdings performed well, but a couple lagged due to disappointing trends which lowered their earnings outlooks.

Outside of these four sectors, Information Technology and Health Care were slightly additive to relative returns, while Consumer Discretionary was a modest detractor.

Another factor helping the Fund over the last year was a pick-up in mergers and acquisitions. Four of the Fund’s holdings were acquired, another is in process, and two companies made transformative acquisitions which significantly boosted their share prices.

As we look forward, the focus near-term will shift to the Presidential transition and the Fed’s next move, both of which could potentially move the market as well as increase volatility. With that said, we believe our value approach and its focus on dividend-paying value stocks should generate an attractive risk-return profile that helps mitigate market volatility.

Sincerely,

Thomas E. Browne, Jr.	Brian P. Leonard
Lead Portfolio Manager	Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2016

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Mid Cap Dividend Value Fund - Class A and Russell Midcap® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2016

	1-Year	3-Years	Since Commencement of Operations (1)
Keeley Mid Cap Dividend Value Fund
Class A	16.90%	10.36%	16.61%
Class A (includes max 4 1/2% front-end load)	11.66%	8.69%	15.54%
Class I	17.18%	10.63%	16.89%
Russell Midcap® Value Index	17.26%	10.49%	18.34%

(1)	Inception date for both classes is October 3, 2011.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. These figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

(This page is intentionally left blank.)

MANAGER COMMENTARY

KEELEY All Cap Value Fund (KACVX - KACIX)

For the quarter ending September 30, 2016, the KEELEY All Cap Value Fund (KACVX) increased 6.06 percent compared to a 3.87 percent increase for the Russell 3000 Value Index. Over the fiscal year ended September 30, 2016, the Fund increased 12.21 percent compared to a 16.38 percent increase for the Russell 3000 Value Index.

During the fiscal year, the Fund weathered moderate bouts of volatility fueled by both macroeconomic factors and stock-specific fundamentals. As 2015 came to an end, U.S. markets responded to the Federal Reserve’s (Fed) first interest rate hike in nearly a decade – triggering a substantial uptick in volatility into mid-January. Globally, the U.S. dollar continued to strengthen against major currencies, pressuring earnings for companies with international business. Commodity prices also declined, owing to the precipitous drop in crude oil prices plus concerns over growth in China. While employment figures improved, GDP stumbled. The outlook for U.S. stocks, particularly small caps, looked rather ominous as 2016 began.

This short-term selloff was quick lived. The Fed recognized its rate hike consequences and telegraphed a cautious approach for any 2016 increases. Risk-seeking market participants aggressively took advantage of the buying atmosphere. The elevated U.S. dollar began to show signs of weakening versus other major currencies, and energy-related commodities began climbing from their February depths. U.S. stock market investors went into full-blown ‘risk-on’ mode and markets responded accordingly.

For the year ending September 30, 2016, the majority of the Fund’s relative underperformance against the Russell 3000 Value Index was attributed primarily to the Fund’s sector allocations and stock selection in a number of strong performing sectors. For the fiscal year, all sectors in the Russell 3000 Value Index notched positive gains, ranging from 4.7 percent (Consumer Discretionary) to just over 32 percent (Materials). Within the Fund, only the Industrials sector was down over this timeframe, and weak stock selection and an underweight made it the leading detractor.

Stock selection in Technology and Materials, as well as a significant overweight in the lagging Consumer Discretionary sector, also hurt performance over the past year. In addition, weak stock selection in Energy and Real Estate hurt performance.

The Fund’s leading contributors over this time span were Financials and Utilities, which held relatively neutral weights with the Russell 3000 Value Index. The Fund’s Financials holdings outperformed that benchmark index’s exposure by 4.5 percent, and the Fund’s Utilities positions outperformed the benchmark by 12.3 percent. In addition, the Fund’s significant overweight in Health Care, as well as an underweight and positive stock selection in Consumer Staples delivered positive contributions.

In terms of positioning, our outlook remains positive on Consumer Discretionary, Real Estate and Health Care, which represent the Fund’s largest overweight positions versus the Russell 3000 Value Index. The Fund’s most significant underweight is in Financials, followed by Energy and Industrials.

Though a lot of investors’ focus seems to be with the Fed’s next move and presidential election results, we are pleased to see a number of our holdings being driven by company-specific fundamentals rather than macroeconomic factors. However, we do seem to be in a mean-reversion type environment. A stock that performs well in one quarter may be the bottom performer the next, or value and growth stocks might alternate in performance from quarter to quarter. Over the long term, we believe our value approach to investing in under-followed and under-appreciated stocks undergoing major changes portends an attractive return profile. As a company moves forward in its restructuring plan or identifies a catalyst, many investors move in too late to capture the upside. Our objective is to capture these moves well ahead of other investors. Indeed, many of our positions are not covered by Wall Street analysts until they have already risen.

In the past few months, we’ve seen a lot of companies putting their cash to work by announcing mergers and acquisitions or spinning off divisions. With the potential for rising rates, we believe that companies may be in a hurry to finalize deals before rates go up. Given the Fund’s value-style investment philosophy, we believe that this type of environment speaks well to the long-term prospects for the Fund.

Sincerely,

Edwin C. Ciskowski Lead Portfolio Manager	Brian R. Keeley Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2016

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley All Cap Value Fund - Class A, Russell 3000® Value Index ** and Russell 3000® Index***

(Unaudited)

Average annual total returns ****

For the periods ended September 30, 2016

	1-Year	5-Years	10-Years	Since Commencement of Operations (1)
Keeley All Cap Value Fund
Class A	12.21%	14.03%	6.44%	6.18%
Class A (includes max 4 1/2% front-end load)	7.18%	12.99%	5.95%	5.70%
Class I	12.45%	14.33%	N/A	4.09%
Russell 3000® Value Index	16.38%	16.09%	5.84%	6.71%	(2)
Russell 3000® Index	14.96%	16.36%	7.37%	8.02%	(2)

(1)	Inception date is June 14, 2006 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations return shown is from the commencement date of the Keeley All Cap Value Fund - Class A. The returns for the Russell 3000® Value Index and the Russell 3000® Index since the commencement date of the Keeley All Cap Value Fund - Class I are 5.88% and 7.00% respectively.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index also are members of either the Russell 1000® Value or the Russell 2000® Value indexes. These figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
***	The Russell 3000® Index measures the performance of the 3,000 largest U.S. traded stocks, in which the underlying companies are all incorporated in the U.S. These figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
****	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

KEELEY Funds, Inc.

Expense Example

For the Six Month Period Ended September 30, 2016

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intented to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 to September 30, 2016 (the “period”) for the Small Cap Value Fund, the Small Cap Dividend Value Fund, the Small-Mid Cap Value Fund, the Mid Cap Dividend Value Fund, and the All Cap Value Fund.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

	CLASS A
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,083.90	1.40%	$7.29
Small Cap Dividend Value Fund	1,000.00	1,087.60	1.30%	6.78
Small-Mid Cap Value Fund	1,000.00	1,100.40	1.40%	7.35
Mid Cap Dividend Value Fund	1,000.00	1,114.50	1.29%	6.82
All Cap Value Fund	1,000.00	1,084.70	1.41%	7.35

	CLASS I
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,085.10	1.15%	$5.99
Small Cap Dividend Value Fund	1,000.00	1,088.90	1.05%	5.48
Small-Mid Cap Value Fund	1,000.00	1,102.00	1.15%	6.04
Mid Cap Dividend Value Fund	1,000.00	1,115.30	1.04%	5.50
All Cap Value Fund	1,000.00	1,085.40	1.16%	6.05

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 183/366 for the Funds (to reflect the one-half year period).
**	Includes interest, where applicable.

KEELEY Funds, Inc.

Expense Example (Continued)

For the Six Month Period Ended September 30, 2016

(Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table below is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	CLASS A
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,018.00	1.40%	$7.06
Small Cap Dividend Value Fund	1,000.00	1,018.50	1.30%	6.56
Small-Mid Cap Value Fund	1,000.00	1,018.00	1.40%	7.06
Mid Cap Dividend Value Fund	1,000.00	1,018.55	1.29%	6.51
All Cap Value Fund	1,000.00	1,017.95	1.41%	7.11

	CLASS I
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,019.25	1.15%	$5.81
Small Cap Dividend Value Fund	1,000.00	1,019.75	1.05%	5.30
Small-Mid Cap Value Fund	1,000.00	1,019.25	1.15%	5.81
Mid Cap Dividend Value Fund	1,000.00	1,019.80	1.04%	5.25
All Cap Value Fund	1,000.00	1,019.20	1.16%	5.86

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 183/366 for the Funds (to reflect the one-half year period).
**	Includes interest, where applicable.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2016

Shares		Value

	COMMON STOCKS – 95.91%
	Building Products – 2.34%
254,128	A.O. Smith Corp.	$25,105,305

	Chemicals – 3.24%
328,500	Chemtura Corp. (a)	10,778,085
316,155	Sensient Technologies Corp.	23,964,549

		34,742,634

	Commercial Banks – 10.64%
619,900	BancorpSouth, Inc.	14,381,680
365,800	BOK Financial Corp. (b)	25,229,226
1,233,628	Hilltop Holdings, Inc. (a)	27,707,285
557,900	Synovus Financial Corp.	18,148,487
483,575	UMB Financial Corp.	28,748,534

		114,215,212

	Commercial Services & Supplies – 4.21%
557,910	ABM Industries, Inc.	22,149,027
657,082	Ritchie Bros. Auctioneers, Inc. (b)	23,043,866

		45,192,893

	Communications Equipment – 1.93%
2,820,688	Mitel Networks Corp. (a)	20,760,264

	Computer & Peripherals – 1.59%
688,089	Diebold, Inc.	17,057,726

	Diversified Consumer Services – 0.87%
694,270	Houghton Mifflin Harcourt Co. (a)	9,310,161

	Diversified Financial Services – 2.59%
972,241	Air Lease Corp.	27,786,648

	Electric Utilities – 1.44%
260,318	Allete, Inc.	15,520,159

	Electrical Equipment – 1.17%
347,200	Generac Holdings, Inc. (a)	12,603,360

	Electronic Equipment, Instruments & Components – 1.20%
917,500	Knowles Corp. (a)(b)	12,890,875

Shares		Value

	Food Products – 1.20%
855,500	Flowers Foods, Inc. (b)	$12,935,160

	Gas Utilities – 1.98%
719,100	South Jersey Industries, Inc.	21,249,405

	Health Care Equipment & Supplies – 2.60%
297,539	Alere, Inc. (a)	12,865,586
613,067	Wright Medical Group N.V. (a)(b)	15,038,534

		27,904,120

	Health Care Providers & Services – 2.12%
1,131,200	The Ensign Group, Inc.	22,771,056

	Hotels, Restaurants & Leisure – 5.70%
849,300	Bloomin’ Brands, Inc.	14,641,932
1,902,931	Denny’s Corp. (a)	20,342,332
167,400	Vail Resorts, Inc. (b)	26,261,712

		61,245,976

	Household Durables – 1.73%
1,413,378	TRI Pointe Group, Inc. (a)	18,628,322

	IT Services – 1.37%
136,400	WEX, Inc. (a)(b)	14,743,476

	Leisure Products – 1.13%
303,714	Vista Outdoor, Inc. (a)	12,106,040

	Machinery – 6.00%
415,324	ESCO Technologies, Inc.	19,279,340
626,100	ITT, Inc.	22,439,424
322,316	John Bean Technologies Corp.	22,739,394

		64,458,158

	Media – 4.91%
979,456	Media General, Inc. (a)	18,051,374
421,500	Nexstar Broadcasting Group, Inc. (b)	24,324,765
712,954	Time, Inc.	10,323,574

		52,699,713

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2016

Shares		Value

	Metals & Mining – 3.48%
1,016,700	Commercial Metals Co.	$16,460,373
241,725	Kaiser Aluminum Corp.	20,906,795

		37,367,168

	Multi-Utilities – 3.89%
402,900	Black Hills Corp. (b)	24,665,538
297,600	Northwestern Corp.	17,120,928

		41,786,466

	Oil, Gas & Consumable Fuels – 3.65%
867,900	Parsley Energy, Inc. (a)	29,083,329
1,463,023	Synergy Resources Corp. (a)	10,138,749

	39,222,078

	Paper & Forest Products – 1.04%
588,974	Kapstone Paper & Packaging Corp.	11,143,388

	Real Estate Investment Trusts (REITs) – 10.31%
1,146,900	CareTrust REIT, Inc.	16,951,182
446,384	Gaming & Leisure Properties, Inc.	14,931,545
1,059,600	OUTFRONT Media, Inc.	25,059,540
384,374	Ryman Hospitality Properties, Inc.	18,511,452
874,111	Sabra Health Care REIT, Inc.	22,010,115
471,172	Urban Edge Properties	13,258,780

		110,722,614

	Real Estate Management & Development – 3.65%
657,126	Forestar Group, Inc. (a)	7,694,945
1,394,800	Kennedy-Wilson Holdings, Inc.	31,452,740

		39,147,685

	Software – 1.63%
464,919	Verint Systems, Inc. (a)	17,494,902

	Specialty Retail – 2.95%
223,130	CST Brands, Inc.	10,730,322
433,966	Penske Automotive Group, Inc. (b)	20,908,482

		31,638,804

Shares		Value

	Thrifts & Mortgage Finance – 5.35%
229,400	Iberiabank Corp.	$15,397,328
1,667,600	Kearny Financial Corp.	22,696,036
911,300	Provident Financial Services, Inc.	19,346,899

		57,440,263

	Total Common Stocks
	(Cost $821,617,333)	$1,029,890,031

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL – 2.82%
	Money Market Funds – 2.82%
30,316,804	JPMorgan Prime Money Market Fund – Institutional Class, 0.34%	30,316,804

		30,316,804

	Total Investments Purchased With Proceeds From Securities Lending Collateral (Cost $30,316,804)	$30,316,804

	SHORT TERM INVESTMENTS –3.49%
	Money Market Funds – 3.49%
37,507,902	Fidelity Institutional Money Market Portfolio – Institutional Class, 0.27%	$37,507,902

	Total Short Term Investments (Cost $37,507,902)	$37,507,902

	Total Investments – 102.22%
	(Cost $889,442,039)	$1,097,714,737
	Liabilities in Excess of Other Assets – (2.22)%	(23,840,075)

	TOTAL NET ASSETS – 100.00%	$1,073,874,662

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2016

Percentages are stated as a percent of net assets.

(a)	Non Income Producing.

(b)	All or a portion of security is out on loan. See Note 2F in the Notes to the Financial Statements.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2016

Shares		Value

	COMMON STOCKS – 98.52%
	Automobiles – 1.81%
77,100	Winnebago Industries, Inc.	$1,817,247

	Capital Markets – 4.62%
120,390	Silvercrest Asset Management Group, Inc.	1,429,029
81,290	Solar Cap Ltd.	1,668,071
103,140	Virtu Financial, Inc.	1,544,006

		4,641,106

	Chemicals – 2.26%
27,780	Hawkins, Inc.	1,203,707
27,360	Innophos Holdings, Inc.	1,067,861

		2,271,568

	Commercial Banks – 12.00%
86,100	BancorpSouth, Inc.	1,997,520
52,630	Columbia Banking System, Inc.	1,722,053
44,480	Glacier Bancorp, Inc.	1,268,570
62,000	Hanmi Financial Corp.	1,633,080
57,176	LegacyTexas Financial Group, Inc.	1,808,477
27,300	Union Bankshares Corp.	730,821
33,300	Wintrust Financial Corp.	1,850,481
39,470	Yadkin Financial Corp.	1,037,666

		12,048,668

	Commercial Services & Supplies – 3.21%
164,672	CECO Environmental Corp.	1,857,500
20,490	Deluxe Corp.	1,369,142

		3,226,642

	Communications Equipment – 1.24%
24,050	Plantronics, Inc.	1,249,638

	Computer & Peripherals – 1.33%
53,910	Diebold, Inc.	1,336,429

	Construction & Engineering – 1.35%
65,760	Primoris Services Corp.	1,354,656

	Electric Utilities – 2.14%
18,475	Allete, Inc.	1,101,479
22,510	El Paso Electric Co.	1,052,793

		2,154,272

Shares		Value

	Electrical Equipment – 2.67%
24,551	AZZ, Inc.	$1,602,444
18,100	Regal Beloit Corp.	1,076,769

		2,679,213

	Electronic Equipment, Instruments & Components – 4.09%
109,885	AVX Corp.	1,515,314
118,340	Daktronics, Inc.	1,128,964
26,880	Dolby Laboratories, Inc.	1,459,315

		4,103,593

	Energy Equipment & Services – 0.37%
16,410	Patterson-UTI Energy, Inc.	367,092

	Food Products – 1.62%
16,900	Sanderson Farms, Inc.	1,627,977

	Gas Utilities – 1.16%
39,460	South Jersey Industries, Inc.	1,166,043

	Health Care Equipment & Supplies – 1.09%
56,800	Meridian Bioscience, Inc.	1,095,672

	Health Care Providers & Services – 5.28%
49,810	Aceto Corp.	945,892
11,075	Chemed Corp.	1,562,350
91,040	The Ensign Group, Inc.	1,832,635
27,700	Owens & Minor, Inc.	962,021

		5,302,898

	Hotels, Restaurants & Leisure – 3.32%
13,010	DineEquity, Inc.	1,030,262
31,430	Marriott Vacations Worldwide Corp.	2,304,448

		3,334,710

	Household Durables – 1.44%
21,251	Nacco Industries, Inc.	1,444,218

	Independent Power and Renewable Electricity Producers – 0.68%
35,880	Atlantica Yield PLC	682,079

	Insurance – 4.01%
25,300	Arthur J. Gallagher & Co.	1,287,011
30,504	FBL Financial Group, Inc.	1,951,341

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2016

Shares		Value

	Insurance – (continued)
21,670	James River Group Holdings Ltd.	$784,454

		4,022,806

	Machinery – 3.01%
29,120	Alamo Group, Inc.	1,918,717
15,620	John Bean Technologies Corp.	1,101,991

		3,020,708

	Media – 2.70%
25,300	Nexstar Broadcasting Group, Inc.	1,460,063
86,180	Time, Inc.	1,247,886

		2,707,949

	Metals & Mining – 1.56%
96,690	Commercial Metals Co.	1,565,411

	Multi-Utilities – 1.82%
19,820	Black Hills Corp.	1,213,380
10,620	Northwestern Corp.	610,969

		1,824,349

	Oil, Gas & Consumable Fuels – 2.74%
144,030	Alon USA Energy, Inc.	1,160,882
34,300	World Fuel Services Corp.	1,586,718

		2,747,600

	Paper & Forest Products – 1.30%
154,690	Mercer International, Inc.	1,310,224

	Professional Services – 1.35%
90,914	Resources Connection, Inc.	1,358,255

	Real Estate Investment Trusts (REITs) – 14.31%
118,333	CareTrust REIT, Inc.	1,748,962
72,870	City Office REIT, Inc.	927,635
35,360	CorEnergy Infrastructure Trust. Inc.	1,037,109
181,418	Gramercy Property Trust, Inc.	1,748,870
68,055	National Storage Affiliates	1,425,071
76,060	OUTFRONT Media, Inc.	1,798,819
27,350	Potlatch Corp.	1,063,641
21,730	Ryman Hospitality Properties, Inc.	1,046,517

Shares		Value

	Real Estate Investment Trusts (REITs) – (continued)
57,205	Sabra Health Care REIT, Inc.	$1,440,422
54,200	STAG Industrial, Inc.	1,328,442
53,575	Xenia Hotels & Resorts, Inc.	813,268

		14,378,756

	Semiconductors & Semiconductor Equipment – 3.30%
175,550	Cypress Semiconductor Corp.	2,134,688
98,061	IXYS Corp.	1,181,635

		3,316,323

	Specialty Retail – 0.62%
12,990	CST Brands, Inc.	624,689

	Textiles, Apparel & Luxury Goods – 1.58%
53,371	Culp, Inc.	1,588,855

	Thrifts & Mortgage Finance – 5.88%
60,180	Berkshire Hills Bancorp, Inc.	1,667,588
24,790	Iberiabank Corp.	1,663,905
66,400	Oritani Financial Corp.	1,043,808
72,000	Provident Financial Services, Inc.	1,528,560

		5,903,861

	Transportation Infrastructure – 1.50%
18,100	Macquarie Infrastructure Company LLC	1,506,644

	Water Utilities – 1.16%
36,425	California Water Service Group	1,168,878

	Total Common Stocks (Cost $80,940,151)	$98,949,029

	SHORT TERM INVESTMENTS – 3.34%
	Money Market Funds – 3.34%
3,353,679	Fidelity Institutional Money Market Portfolio – Institutional Class, 0.27%	$3,353,679

	Total Short Term Investments (Cost $3,353,679)	$3,353,679

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2016

Shares		Value

	Total Investments – 101.86%
	(Cost $84,293,830)	$102,302,708
	Liabilities in Excess of Other Assets – (1.86)%	(1,872,221)

	TOTAL NET ASSETS – 100.00%	$100,430,487

Percentages are stated as a percent of net assets.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2016

Shares		Value

	COMMON STOCKS – 95.84%
	Aerospace & Defense – 1.99%
39,250	Orbital ATK, Inc.	$2,992,028

	Auto Components – 1.25%
26,300	Delphi Automotive PLC	1,875,716

	Building Products – 1.90%
28,860	A.O. Smith Corp.	2,851,079

	Capital Markets – 1.45%
156,646	OM Asset Management PLC	2,178,946

	Chemicals – 5.65%
26,700	Ashland Global Holdings, Inc.	3,095,865
105,830	Chemtura Corp. (a)	3,472,282
117,720	Huntsman Corp.	1,915,305

		8,483,452

	Commercial Banks – 8.09%
50,740	BOK Financial Corp.	3,499,538
117,700	Hanmi Financial Corp.	3,100,218
57,530	Synovus Financial Corp.	1,871,451
61,840	UMB Financial Corp.	3,676,388

		12,147,595

	Commercial Services & Supplies – 1.39%
38,920	Copart, Inc. (a)	2,084,555

	Communications Equipment – 1.91%
389,480	Mitel Networks Corp. (a)	2,866,573

	Diversified Consumer Services – 1.47%
93,230	Carriage Services, Inc.	2,204,890

	Diversified Financial Services – 5.57%
90,980	Air Lease Corp.	2,600,208
52,500	Fidelity National Financial, Inc.	1,937,775
132,990	Voya Financial, Inc.	3,832,772

		8,370,755

	Electrical Equipment – 1.10%
45,720	Generac Holdings, Inc. (a)	1,659,636

	Electronic Equipment, Instruments & Components – 0.87%
93,200	Knowles Corp. (a)	1,309,460

Shares		Value

	Food Products – 0.67%
66,930	Flowers Foods, Inc.	$1,011,982

	Health Care Equipment & Supplies – 1.54%
94,410	Wright Medical Group N.V. (a)	2,315,877

	Health Care Providers & Services – 1.56%
17,000	Laboratory Corporation of America Holdings (a)	2,337,160

	Home Furnishings – 1.51%
38,920	Fortune Brands Home & Security, Inc.	2,261,252

	Hotels, Restaurants & Leisure – 4.96%
251,450	Del Taco Restaurants, Inc. (a)	2,997,284
149,900	Denny’s Corp. (a)	1,602,431
38,920	Marriott Vacations Worldwide Corp.	2,853,614

		7,453,329

	Household Durables – 1.08%
122,740	TRI Pointe Group, Inc. (a)	1,617,713

	Household Products – 1.94%
21,170	Spectrum Brands Holdings, Inc.	2,914,897

	Insurance – 2.03%
75,340	Allied World Assurance Company Holdings, AG	3,045,243

	IT Services – 5.46%
38,920	Broadridge Financial Solutions, Inc.	2,638,387
118,480	CSRA, Inc.	3,187,112
22,030	WEX, Inc. (a)	2,381,222

		8,206,721

	Machinery – 6.26%
56,710	ESCO Technologies, Inc.	2,632,478
90,630	ITT, Inc.	3,248,179
49,890	John Bean Technologies Corp.	3,519,740

		9,400,397

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2016

Shares		Value

	Media – 2.94%
78,800	TEGNA, Inc.	$1,722,568
73,710	Tribune Co.	2,691,889

		4,414,457

	Metals & Mining – 2.88%
144,800	Commercial Metals Co.	2,344,312
22,880	Kaiser Aluminum Corp.	1,978,891

		4,323,203

	Multi-Utilities – 3.69%
126,180	MDU Resources Group, Inc.	3,210,019
207,810	NRG Energy, Inc.	2,329,550

		5,539,569

	Oil, Gas & Consumable Fuels – 2.47%
64,310	Energen Corp.	3,711,973

	Real Estate Investment Trusts (REITs) – 12.85%
155,030	CareTrust REIT, Inc.	2,291,343
94,020	Equity Commonwealth (a)	2,841,284
71,335	Gaming & Leisure Properties, Inc.	2,386,156
72,683	Iron Mountain, Inc.	2,727,793
38,950	Lamar Advertising Co.	2,543,824
38,920	Ryman Hospitality Properties, Inc.	1,874,387
105,760	Sabra Health Care REIT, Inc.	2,663,037
148,360	Spirit Realty Capital, Inc.	1,977,639

		19,305,463

	Real Estate Management & Development – 2.60%
79,650	Forestar Group, Inc. (a)	932,702
26,020	The Howard Hughes Corp. (a)	2,979,290

		3,911,992

	Road & Rail – 1.67%
38,030	Ryder System, Inc.	2,508,079

	Software – 2.65%
33,890	CDK Global, Inc.	1,943,930
54,190	Verint Systems, Inc. (a)	2,039,170

		3,983,100

Shares		Value

	Specialty Retail – 1.22%
38,070	Penske Automotive Group, Inc.	$1,834,213

	Textiles, Apparel & Luxury Goods – 1.87%
25,470	PVH Corp.	2,814,435

	Water Utilities – 1.35%
27,140	American Water Works Company, Inc.	2,031,158

	Total Common Stocks (Cost $106,365,138)	$143,966,898

	SHORT TERM INVESTMENTS – 4.28%
	Money Market Funds – 4.28%
6,425,799	Fidelity Institutional Money Market Portfolio – Institutional Class, 0.27%	$6,425,799

	Total Short Term Investments (Cost $6,425,799)	$6,425,799

	Total Investments – 100.12%
	(Cost $112,790,937)	$150,392,697
	Liabilities in Excess of Other Assets – (0.12)%	(184,211)

	TOTAL NET ASSETS – 100.00%	$150,208,486

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2016

Shares		Value

	COMMON STOCKS – 95.37%
	Auto Components – 1.18%
9,925	Autoliv, Inc.	$1,059,990

	Capital Markets – 2.06%
10,575	Ameriprise Financial, Inc.	1,055,068
27,040	Federated Investors, Inc.	801,195

		1,856,263

	Chemicals – 4.17%
27,855	FMC Corp.	1,346,511
59,420	Huntsman Corp.	966,763
26,725	RPM International, Inc.	1,435,667

		3,748,941

	Commercial Banks – 7.74%
57,825	Associated Banc-Corp.	1,132,792
29,074	BOK Financial Corp.	2,005,233
29,550	Comerica, Inc.	1,398,306
19,050	UMB Financial Corp.	1,132,523
85,200	Umpqua Holdings Corp.	1,282,260

		6,951,114

	Commercial Services & Supplies – 2.40%
7,500	Dun & Bradstreet Corp.	1,024,650
32,370	Ritchie Bros. Auctioneers, Inc.	1,135,216

		2,159,866

	Communications Equipment – 1.53%
14,995	Harris Corp.	1,373,692

	Construction Materials – 2.05%
16,225	Vulcan Materials Co.	1,845,269

	Consumer Finance – 1.53%
24,305	Discover Financial Services	1,374,448

	Containers & Packaging – 1.57%
29,075	WestRock Co.	1,409,556

	Diversified Financial Services – 5.10%
55,000	Air Lease Corp.	1,571,900
45,625	CIT Group, Inc.	1,656,188
47,200	Voya Financial, Inc.	1,360,304

		4,588,392

	Electric Utilities – 1.30%
33,825	PPL Corp.	1,169,330

Shares		Value

	Electronic Equipment, Instruments & Components – 1.30%
21,470	Dolby Laboratories, Inc.	$1,165,606

	Energy Equipment & Services – 1.10%
19,100	Patterson-UTI Energy, Inc.	427,267
31,525	Superior Energy Services, Inc.	564,298

		991,565

	Food Products – 1.48%
28,325	ConAgra Foods, Inc.	1,334,391

	Gas Utilities – 2.62%
23,050	National Fuel Gas Co.	1,246,314
24,500	UGI Corp.	1,108,380

		2,354,694

	Health Care Providers & Services – 2.43%
9,200	AmerisourceBergen Corp.	743,176
11,075	CIGNA Corp.	1,443,294

		2,186,470

	Hotels, Restaurants & Leisure – 1.43%
19,100	Wyndham Worldwide Corp.	1,286,003

	Insurance – 4.81%
22,500	Arthur J. Gallagher & Co.	1,144,575
33,490	Lincoln National Corp.	1,573,360
14,925	Reinsurance Group of America, Inc.	1,611,005

		4,328,940

	IT Services – 7.70%
19,450	Broadridge Financial Solutions, Inc.	1,318,516
29,120	Computer Sciences Corp.	1,520,355
55,640	CSRA, Inc.	1,496,716
15,375	Fidelity National Information Services, Inc.	1,184,336
29,905	Total System Services, Inc.	1,410,021

		6,929,944

	Life Sciences Tools & Services – 0.97%
18,610	Agilent Technologies, Inc.	876,345

	Machinery – 4.32%
45,070	ITT, Inc.	1,615,308

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2016

Shares		Value

	Machinery – (continued)
26,200	Oshkosh Corp.	$1,467,200
5,300	Snap-On, Inc.	805,388

		3,887,896

	Media – 3.04%
24,225	Scripps Networks Interactive, Inc.	1,538,045
55,155	TEGNA, Inc.	1,205,688

		2,743,733

	Multi-Utilities – 5.59%
19,700	Black Hills Corp.	1,206,034
56,775	MDU Resources Group, Inc.	1,444,356
103,900	NRG Energy, Inc.	1,164,719
38,350	OGE Energy Corp.	1,212,627

		5,027,736

	Oil, Gas & Consumable Fuels – 5.65%
52,400	Cabot Oil & Gas Corp.	1,351,920
16,985	Energen Corp.	980,374
18,925	EQT Corp.	1,374,334
56,175	HollyFrontier Corp.	1,376,287

		5,082,915

	Real Estate Investment Trusts (REITs) – 14.75%
9,000	Alexandria Real Estate Equities, Inc.	978,930
44,025	Brixmor Property Group, Inc.	1,223,455
85,475	DDR Corp.	1,489,829
18,250	EPR Properties	1,437,005
14,100	Equity Lifestyle Properties, Inc.	1,088,238
33,900	Healthcare Trust of America, Inc.	1,105,818
56,540	Iron Mountain, Inc.	2,121,946
23,505	Lamar Advertising Co.	1,535,112
118,090	Spirit Realty Capital, Inc.	1,574,139
47,150	Xenia Hotels & Resorts, Inc.	715,737

		13,270,209

	Road & Rail – 1.57%
21,430	Ryder System, Inc.	1,413,309

	Specialty Retail – 2.78%
48,525	American Eagle Outfitters	866,657

Shares		Value

	Specialty Retail – (continued)
24,100	Foot Locker, Inc.	$1,632,051

		2,498,708

	Textiles, Apparel & Luxury Goods – 0.99%
8,775	Ralph Lauren Corp.	887,504

	Transportation Infrastructure – 1.53%
16,545	Macquarie Infrastructure Company LLC	1,377,206

	Water Utilities – 0.68%
8,130	American Water Works Company, Inc.	608,449

	Total Common Stocks
	(Cost $68,491,415)	$85,788,484

	SHORT TERM INVESTMENTS – 4.75%
	Money Market Funds – 4.75%
4,273,443	Fidelity Institutional Money Market Portfolio – Institutional Class, 0.27%	$4,273,443

	Total Short Term Investments (Cost $4,273,443)	$4,273,443

	Total Investments – 100.12%
	(Cost $72,764,858)	$90,061,927
	Liabilities in Excess of Other Assets – (0.12)%	(110,479)

	TOTAL NET ASSETS – 100.00%	$89,951,448

Percentages are stated as a percent of net assets.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2016

Shares		Value

	COMMON STOCKS – 96.32%
	Auto Components – 4.18%
56,735	Johnson Controls International PLC	$2,639,877

	Beverages – 3.52%
20,220	Molson Coors Brewing Co.	2,220,156

	Biotechnology – 3.40%
11,083	Shire PLC – ADR	2,148,550

	Capital Markets – 1.58%
84,034	Silvercrest Asset Management Group, Inc.	997,484

	Chemicals – 4.22%
22,970	Ashland Global Holdings, Inc.	2,663,371

	Commercial Banks – 4.05%
18,660	BOK Financial Corp.	1,286,980
21,360	UMB Financial Corp.	1,269,852

		2,556,832

	Consumer Finance – 1.99%
22,190	Discover Financial Services	1,254,844

	Diversified Financial Services – 9.14%
115,310	Air Lease Corp.	3,295,560
85,830	Voya Financial, Inc.	2,473,620

		5,769,180

	Energy Equipment & Services – 1.88%
21,250	Dril-Quip, Inc. (a)	1,184,475

	Food Products – 1.69%
24,270	Mondelez International, Inc.	1,065,453

	Health Care Equipment & Supplies – 4.50%
31,900	Baxter International, Inc.	1,518,440
53,944	Wright Medical Group N.V. (a)	1,323,246

		2,841,686

	Hotels, Restaurants & Leisure – 2.85%
151,130	Del Taco Restaurants, Inc. (a)	1,801,470

	Insurance – 2.71%
42,420	Allied World Assurance Company Holdings, AG	1,714,616

Shares		Value

	IT Services – 5.62%
18,530	Fidelity National Information Services, Inc.	$1,427,366
51,830	Paypal Holdings, Inc. (a)	2,123,475

		3,550,841

	Leisure Products – 2.04%
32,360	Vista Outdoor, Inc. (a)	1,289,870

	Media – 8.09%
46,810	Nexstar Broadcasting Group, Inc.	2,701,405
65,980	Tribune Co.	2,409,590

		5,110,995

	Metals & Mining – 1.66%
12,130	Kaiser Aluminum Corp.	1,049,124

	Multi-Utilities – 6.00%
50,410	MDU Resources Group, Inc.	1,282,431
223,710	NRG Energy, Inc.	2,507,789

		3,790,220

	Oil, Gas & Consumable Fuels – 4.21%
13,800	EOG Resources, Inc.	1,334,598
18,130	Occidental Petroleum Corp.	1,322,040

		2,656,638

	Pharmaceuticals – 7.31%
41,040	Pfizer, Inc.	1,390,025
31,290	Teva Pharmaceutical Industries Ltd. – ADR	1,439,653
34,309	Zoetis, Inc.	1,784,411

		4,614,089

	Real Estate Investment Trusts (REITs) – 3.46%
72,320	Equity Commonwealth (a)	2,185,510

	Real Estate Management & Development – 7.17%
15,940	The Howard Hughes Corp. (a)	1,825,130
119,840	Kennedy-Wilson Holdings, Inc.	2,702,392

		4,527,522

	Semiconductors & Semiconductor Equipment – 1.97%
54,680	VERSUM MATLS, Inc. (a)	1,241,236

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2016

Shares		Value

	Technology Hardware, Storage & Peripherals – 3.08%
85,530	Hewlett Packard Enterprise Co.	$1,945,808

	Total Common Stocks (Cost $51,181,637)	$60,819,847

	SHORT TERM INVESTMENTS – 4.07%
	Money Market Funds – 4.07%
2,571,990	Fidelity Institutional Money Market Portfolio – Institutional Class, 0.27%	$2,571,990

	Total Short Term Investments (Cost $2,571,990)	$2,571,990

	Total Investments – 100.39%
	(Cost $53,753,627)	$63,391,837
	Liabilities in Excess of Other Assets – (0.39)%	(244,329)

	TOTAL NET ASSETS – 100.00%	$63,147,508

Percentages are stated as a percent of net assets.

ADR – American Depository Receipt

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2016

Small Cap Value Fund
ASSETS:
Investments, at value (1)	$1,097,714,737
Cash	—
Receivable for investments sold	21,730,282
Receivable for shares issued	216,938
Dividends and interest receivable	1,522,338
Prepaid expenses and other assets	18,575

Total Assets	1,121,202,870

LIABILITIES:
Payable for investments purchased	10,583,082
Payable for shares redeemed	4,564,131
Payable upon return of securities on loan (2)	30,316,804
Payable to Adviser	875,771
Payable to Directors	64,422
Accrued 12b-1 fees - Class A	86,811
Other accrued expenses	837,187

Total Liabilities	47,328,208

NET ASSETS	$1,073,874,662

NET ASSETS CONSIST OF:
Capital stock	$816,789,743
Accumulated undistributed net investment income/(loss)	5,345,174
Accumulated undistributed net realized gain/(loss) on investments	43,467,047
Net unrealized appreciation/(depreciation) on Investments	208,272,698

NET ASSETS	$1,073,874,662

CAPITAL STOCK, $0.0001 par value
Class A Shares
Authorized	500,000,000
Issued and outstanding	20,067,224
NET ASSETS	$647,939,423
NET ASSET VALUE	$32.29

MAXIMUM OFFERING PRICE PER SHARE (3)	$33.81

Class I Shares
Authorized	100,000,000
Issued and outstanding	13,034,840
NET ASSETS	$425,935,239
NET ASSET VALUE	$32.68

(1) Cost of Investments	$889,442,039
(2)	The market value of securities on loan was $30,102,799 as of September 30, 2016.
(3)	Includes a sales load of 4.50% (see Note 7 of the Notes to the Financial Statements).

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES (Continued)

September 30, 2016

Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Dividend Value Fund	All Cap Value Fund

$102,302,708	$150,392,697	$90,061,927	$63,391,837
4,333	12,756	—	—
244,886	1,456,481	—	1,226,536
152,175	34,823	10,156	—
249,305	198,041	190,566	68,214
8,580	23,155	24,891	11,821

102,961,987	152,117,953	90,287,540	64,698,408

132,595	1,244,759	—	1,263,622
2,115,390	437,679	108,240	176,981
—	—	—	—
67,198	111,883	54,888	45,012
6,021	10,609	2,660	6,435
5,057	8,446	4,728	2,834
205,239	96,091	165,576	56,016

2,531,500	1,909,467	336,092	1,550,900

$100,430,487	$150,208,486	$89,951,448	$63,147,508

$81,391,871	$104,712,356	$90,092,425	$53,322,696
(12,181)	361,297	(2,931)	151,161
1,041,919	7,533,073	(17,435,115)	35,441
18,008,878	37,601,760	17,297,069	9,638,210

$100,430,487	$150,208,486	$89,951,448	$63,147,508

100,000,000	100,000,000	100,000,000	100,000,000
1,480,337	3,379,762	1,094,590	1,174,720
$24,619,942	$45,570,421	$20,661,349	$18,500,552
$16.63	$13.48	$18.88	$15.75

$17.41	$14.12	$19.77	$16.49

100,000,000	100,000,000	100,000,000	100,000,000
4,552,170	7,625,781	3,671,402	2,811,014
$75,810,545	$104,638,065	$69,290,099	$44,646,956
$16.65	$13.72	$18.87	$15.88

$84,293,830	$112,790,937	$72,764,858	$53,753,627

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS

September 30, 2016

Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$22,559,649
Less: Foreign withholding tax	(81,544)
Interest income	86,131
Securities lending income, net	160,131

Total Investment Income	22,724,367

EXPENSES:
Investment advisory fees	12,357,551
12b-1 fees - Class A	1,907,462
Shareholder servicing fees	630,975
Transfer agent fees and expenses	320,673
Federal and state registration fees	61,949
Audit expense	63,090
Fund accounting and administration fees	344,088
Directors’ fees	219,659
Custody fees	71,095
Reports to shareholders	208,023
Interest expense	16,152
Other	454,042

Total expenses before reimbursement	16,654,759
Reimbursement of expenses by Adviser	(235,940)

NET EXPENSES	16,418,819

NET INVESTMENT INCOME/(LOSS)	6,305,548

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investment from sales of investments	49,524,736
Change in net unrealized appreciation/(depreciation) on investments	52,602,591

Net Gain on Investments	101,127,327

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$108,432,875

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS (Continued)

September 30, 2016

Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Dividend Value Fund	All Cap Value Fund

$3,348,349	$2,814,384	$1,631,095	$1,164,119
—	—	(2,738)	(4,967)
5,613	9,598	18,274	3,971
—	—	—	—

3,353,962	2,823,982	1,654,626	1,163,123

1,076,211	1,778,933	687,117	743,747
69,984	141,816	37,098	56,721
53,811	88,947	34,356	37,187
27,188	46,024	17,741	19,692
37,057	40,628	46,748	30,841
27,537	27,359	25,892	27,263
33,413	52,087	21,693	22,608
19,873	32,510	6,148	14,193
8,679	16,762	6,756	9,118
13,449	27,346	5,678	9,061
6,641	1,921	202	6,755
32,821	58,305	22,421	24,919

1,406,664	2,312,638	911,850	1,002,105
(207,565)	(134,054)	(160,020)	(87,950)

1,199,099	2,178,584	751,830	914,155

2,154,863	645,398	894,801	248,968

2,063,701	10,802,421	(3,116,313)	3,123,461
11,868,254	2,757,283	18,454,833	4,119,838

13,931,955	13,559,704	15,338,520	7,243,299

$16,086,818	$14,205,102	$16,233,321	$7,492,267

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap Value Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015
OPERATIONS:
Net investment income/(loss)	$6,305,548	$3,201,767
Net realized gain/(loss) on investments	49,524,736	251,608,838
Change in net unrealized appreciation/(depreciation) on investments	52,602,591	(350,951,048)

Net increase/(decrease) in net assets resulting from operations	108,432,875	(96,140,443)

DISTRIBUTIONS:
Net investment income - Class A	—	—
Net investment income - Class I	(1,205,223)	(2,413,851)
Net realized gains - Class A	(112,623,922)	(3,208,833)
Net realized gains - Class I	(73,440,477)	(2,214,872)

Total Distributions	(187,269,622)	(7,837,556)

CAPITAL STOCK TRANSACTIONS
Class A Shares
Proceeds from shares issued	41,557,328	163,488,899
Proceeds from distributions reinvested	103,794,891	3,008,708
Cost of shares redeemed	(463,508,360)	(643,140,034)

Net increase/(decrease) from capital stock transactions	(318,156,141)	(476,642,427)

Class I Shares
Proceeds from shares issued	101,481,110	193,655,676
Proceeds from distributions reinvested	62,550,132	4,021,823
Cost of shares redeemed	(320,542,201)	(513,419,666)

Net increase/(decrease) from capital stock transactions	(156,510,959)	(315,742,167)

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(553,503,847)	(896,362,593)

NET ASSETS:
Beginning of period	1,627,378,509	2,523,741,102

End of period	$1,073,874,662	$1,627,378,509

Accumulated undistributed net investment income/(loss)	$5,345,174	$202,953

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares sold	1,347,001	4,333,376
Issued to shareholder in reinvestment of dividends	3,466,763	83,182
Shares redeemed	(14,825,142)	(17,168,623)

Net increase/(decrease) from capital stock transactions	(10,011,378)	(12,752,065)

Class I Shares
Shares sold	3,190,466	5,101,981
Issued to shareholder in reinvestment of dividends	2,062,807	106,303
Shares redeemed	(10,344,561)	(13,608,759)

Net increase/(decrease) from capital stock transactions	(5,091,288)	(8,400,475)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Small Cap Dividend Value Fund		Small-Mid Cap Value Fund
Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

$2,154,863	$2,351,203	$645,398	$579,305
2,063,701	5,818,434	10,802,421	5,171,629
11,868,254	(10,849,295)	2,757,283	(24,166,568)

16,086,818	(2,679,658)	14,205,102	(18,415,634)

(550,765)	(755,983)	(96,060)	(262,981)
(1,887,007)	(1,778,273)	(787,228)	(809,240)
(1,343,068)	(2,851,967)	(2,254,097)	(11,074,191)
(3,532,892)	(5,042,966)	(4,998,002)	(18,070,576)

(7,313,732)	(10,429,189)	(8,135,387)	(30,216,988)

3,403,113	9,898,046	7,262,222	21,392,068
1,749,679	3,299,066	2,241,120	10,946,586
(22,056,244)	(29,604,498)	(53,733,931)	(38,221,931)

(16,903,452)	(16,407,386)	(44,230,589)	(5,883,277)

21,418,049	21,458,091	31,176,485	45,202,190
3,764,215	6,697,378	4,794,158	18,630,895
(42,609,038)	(24,780,231)	(77,178,868)	(76,640,236)

(17,426,774)	3,375,238	(41,208,225)	(12,807,151)

(25,557,140)	(26,140,995)	(79,369,099)	(67,323,050)

125,987,627	152,128,622	229,577,585	296,900,635

$100,430,487	$125,987,627	$150,208,486	$229,577,585

$(12,181)	$(15,609)	$361,297	$599,527

217,578	582,614	586,065	1,489,769
114,646	198,501	184,461	816,416
(1,428,260)	(1,739,846)	(4,288,404)	(2,691,538)

(1,096,036)	(958,731)	(3,517,878)	(385,353)

1,384,770	1,259,151	2,413,139	3,099,867
245,982	402,048	387,464	1,362,503
(2,776,839)	(1,480,397)	(6,338,313)	(5,328,688)

(1,146,087)	180,802	(3,537,710)	(866,318)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Mid Cap Dividend Value Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015
OPERATIONS:
Net investment income/(loss)	$894,801	$299,197
Net realized gain/(loss) on investments	(3,116,313)	1,589,599
Change in net unrealized appreciation/(depreciation) on investments	18,454,833	(2,443,211)

Net increase/(decrease) in net assets resulting from operations	16,233,321	(554,415)

DISTRIBUTIONS:
Net investment income - Class A	(140,724)	(85,321)
Net investment income - Class I	(695,106)	(241,434)
Net realized gains - Class A	(233,092)	(209,004)
Net realized gains - Class I	(1,248,086)	(435,462)
Return of Capital - Class A	(33,462)	—
Return of Capital - Class I	(121,479)	—

Total Distributions	(2,471,949)	(971,221)

CAPITAL STOCK TRANSACTIONS
Class A Shares
Proceeds from shares issued	5,574,055	6,478,265
Proceeds from shares issued in connection with acquisition (1)	14,081,943	—
Proceeds from distributions reinvested	373,621	285,183
Cost of shares redeemed	(14,171,805)	(6,460,503)

Net increase/(decrease) from capital stock transactions	5,857,814	302,945

Class I Shares
Proceeds from shares issued	17,038,203	5,194,427
Proceeds from shares issued in connection with acquisition (1)	28,220,546	—
Proceeds from distributions reinvested	1,408,373	676,896
Cost of shares redeemed	(11,416,649)	(321,382)

Net increase/(decrease) from capital stock transactions	35,250,473	5,549,941

TOTAL INCREASE/(DECREASE) IN NET ASSETS	54,869,659	4,327,250

NET ASSETS:
Beginning of period	35,081,789	30,754,539

End of period	$89,951,448	$35,081,789

Accumulated undistributed net investment income/(loss)	$(2,931)	$(2,755)

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares sold	317,544	343,104
Shares sold in connection with acquisition (1)	929,592	—
Issued to shareholder in reinvestment of dividends	21,844	16,098
Shares redeemed	(826,403)	(346,493)

Net increase/(decrease) from capital stock transactions	442,577	12,709

Class I Shares
Shares sold	988,940	277,995
Shares sold in connection with acquisition (1)	1,863,147	—
Issued to shareholder in reinvestment of dividends	81,014	38,089
Shares redeemed	(670,426)	(17,874)

Net increase/(decrease) from capital stock transactions	2,262,675	298,210

(1)	On January 27, 2016, the Keeley Mid Cap Value Fund merged into KMDVF (see Note 11 of the Notes to the Financial Statements).

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

All Cap Value Fund
Year Ended September 30, 2016	Year Ended September 30, 2015

$248,968	$845,762
3,123,461	18,475,883
4,119,838	(30,190,784)

7,492,267	(10,869,139)

(131,786)	(80,066)
(775,728)	(211,508)
(3,753,132)	—
(9,575,587)	—
—	—
—	—

(14,236,233)	(291,574)

324,434	8,633,957
—	—
3,597,812	78,141
(37,086,752)	(18,750,648)

(33,164,506)	(10,038,550)

31,308,154	3,425,892
—	—
4,710,701	211,508
(31,842,286)	(10,517,042)

4,176,569	(6,879,642)

(35,731,903)	(28,078,905)

98,879,411	126,958,316

$63,147,508	$98,879,411

$151,161	$806,077

20,836	464,231
—	—
247,272	4,181
(2,268,923)	(1,020,658)

(2,000,815)	(552,246)

1,862,169	183,224
—	—
319,967	11,221
(2,185,420)	(570,474)

(3,284)	(376,029)

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2016	2015	2014	2013	2012
CLASS A (1)
Net asset value, beginning of period	$33.63	$36.25	$35.62	$27.01	$20.29

Income from investment operations:
Net investment income/(loss) (2)	0.12	0.01	(0.02)	0.16	0.02
Net realized and unrealized gain/(loss) on investments	2.93	(2.55)	0.77	8.51	6.70

Total from investment operations	3.05	(2.54)	0.75	8.67	6.72

Less distributions:
Net investment income	—	—	(0.12)	(0.06)	—
Net realized gains	(4.39)	(0.08)	—	—	—

Net asset value, end of period	$32.29	$33.63	$36.25	$35.62	$27.01

Total return (3)	10.09%	(7.02)%	2.10%	32.17%	33.12%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$647,939	$1,011,544	$1,552,587	$2,036,972	$1,808,213
Ratio of expenses to average net assets (4)	1.40%	1.36%	1.35%	1.36%	1.39%
Ratio of net investment income/(loss) to average net assets	0.40%	0.04%	(0.06)%	0.52%	0.07%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.42%	1.36%	1.35%	1.36%	1.39%
Ratio of net investment income/(loss) to average net assets	0.38%	0.04%	(0.06)%	0.52%	0.07%
Portfolio turnover rate	35.56%	24.70%	42.72%	51.12%	25.87%
CLASS I (1)
Net asset value, beginning of period	$33.97	$36.61	$35.94	$27.28	$20.44

Income from investment operations:
Net investment income/(loss) (2)	0.20	0.11	0.07	0.24	0.08
Net realized and unrealized gain/(loss) on investments	2.97	(2.58)	0.79	8.58	6.76

Total from investment operations	3.17	(2.47)	0.86	8.82	6.84

Less distributions:
Net investment income	(0.07)	(0.09)	(0.19)	(0.16)	—
Net realized gains	(4.39)	(0.08)	—	—	—

Net asset value, end of period	$32.68	$33.97	$36.61	$35.94	$27.28

Total return (3)	10.39%	(6.80)%	2.36%	32.49%	33.46%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$425,935	$615,835	$971,154	$939,482	$826,529
Ratio of expenses to average net assets (4)	1.15%	1.11%	1.10%	1.11%	1.14%
Ratio of net investment income/(loss) to average net assets	0.65%	0.29%	0.19%	0.77%	0.32%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.17%	1.11%	1.10%	1.11%	1.14%
Ratio of net investment income/(loss) to average net assets	0.63%	0.29%	0.19%	0.77%	0.32%
Portfolio turnover rate	35.56%	24.70%	42.72%	51.12%	25.87%
(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense and deferred compensation expense which was 0.01%, 0.00%, 0.01%, 0.00%, and 0.00%, respectively. (see Note 3 of the Notes to the Financial Statements).

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2016	2015	2014	2013	2012
CLASS A (1)
Net asset value, beginning of period	$15.21	$16.79	$16.73	$14.21	$11.36

Income from investment operations:
Net investment income/(loss) (2)	0.28	0.24	0.17	0.23	0.21
Net realized and unrealized gain/(loss) on investments	2.11	(0.65)	0.68	2.96	3.14

Total from investment operations	2.39	(0.41)	0.85	3.19	3.35

Less distributions:
Net investment income	(0.33)	(0.26)	(0.22)	(0.28)	(0.20)
Net realized gains	(0.64)	(0.91)	(0.57)	(0.39)	(0.30)

Net asset value, end of period	$16.63	$15.21	$16.79	$16.73	$14.21

Total return (3)	16.40%	(2.93)%	4.90%	23.20%	29.90%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$24,620	$39,190	$59,360	$83,061	$32,549
Ratio of expenses to average net assets (4)	1.30%	1.31%	1.39%	1.39%	1.39%
Ratio of net investment income/(loss) to average net assets	1.81%	1.41%	0.96%	1.48%	1.53%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.49%	1.46%	1.43%	1.48%	1.56%
Ratio of net investment income/(loss) to average net assets	1.62%	1.26%	0.92%	1.39%	1.36%
Portfolio turnover rate	26.58%	26.59%	38.81%	27.19%	28.98%
CLASS I (1)
Net asset value, beginning of period	$15.23	$16.81	$16.75	$14.22	$11.37

Income from investment operations:
Net investment income/(loss) (2)	0.32	0.28	0.21	0.27	0.24
Net realized and unrealized gain/(loss) on investments	2.11	(0.65)	0.69	2.97	3.14

Total from investment operations	2.43	(0.37)	0.90	3.24	3.38

Less distributions:
Net investment income	(0.37)	(0.30)	(0.27)	(0.32)	(0.23)
Net realized gains	(0.64)	(0.91)	(0.57)	(0.39)	(0.30)

Net asset value, end of period	$16.65	$15.23	$16.81	$16.75	$14.22

Total return (3)	16.68%	(2.68)%	5.17%	23.53%	30.16%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$75,811	$86,798	$92,769	$69,324	$31,495
Ratio of expenses to average net assets (4)	1.05%	1.06%	1.14%	1.14%	1.14%
Ratio of net investment income/(loss) to average net assets	2.06%	1.66%	1.21%	1.73%	1.78%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.24%	1.21%	1.18%	1.23%	1.31%
Ratio of net investment income/(loss) to average net assets	1.87%	1.51%	1.17%	1.64%	1.61%
Portfolio turnover rate	26.58%	26.59%	38.81%	27.19%	28.98%
(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense and deferred compensation expense which was 0.01%, 0.00%, 0.00%, 0.00%, and 0.00% respectively. (see Note 3 of the Notes to the Financial Statements).

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2016	2015	2014	2013	2012
CLASS A (1)
Net asset value, beginning of period	$12.57	$15.22	$16.21	$12.12	$8.54

Income from investment operations:
Net investment income/(loss) (2)	0.02	0.01	0.04	0.08	(0.05)
Net realized and unrealized gain/(loss) on investments	1.35	(1.05)	0.97	4.18	3.63

Total from investment operations	1.37	(1.04)	1.01	4.26	3.58

Less distributions:
Net investment income	(0.02)	(0.03)	(0.02)	(0.03)	—
Net realized gains	(0.44)	(1.58)	(1.98)	(0.14)	—

Net asset value, end of period	$13.48	$12.57	$15.22	$16.21	$12.12

Total return (3)	11.28%	(7.42)%	5.88%	35.49%	41.92%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$45,570	$86,689	$110,862	$106,054	$65,283
Ratio of expenses to average net assets (4)	1.40%	1.39%	1.39%	1.39%	1.40%
Ratio of net investment income/(loss) to average net assets	0.19%	0.04%	0.23%	0.58%	(0.45)%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.47%	1.43%	1.42%	1.43%	1.45%
Ratio of net investment income/(loss) to average net assets	0.12%	0.00%	0.20%	0.54%	(0.50)%
Portfolio turnover rate	36.78%	20.43%	43.10%	68.27%	51.11%
CLASS I (1)
Net asset value, beginning of period	$12.80	$15.46	$16.43	$12.25	$8.62

Income from investment operations:
Net investment income/(loss) (2)	0.06	0.04	0.08	0.12	(0.02)
Net realized and unrealized gain/(loss) on investments	1.37	(1.06)	0.98	4.24	3.65

Total from investment operations	1.43	(1.02)	1.06	4.36	3.63

Less distributions:
Net investment income	(0.07)	(0.06)	(0.05)	(0.04)	—
Net realized gains	(0.44)	(1.58)	(1.98)	(0.14)	—

Net asset value, end of period	$13.72	$12.80	$15.46	$16.43	$12.25

Total return (3)	11.59%	(7.18)%	6.11%	35.93%	42.11%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$104,638	$142,888	$186,039	$144,647	$118,712
Ratio of expenses to average net assets (4)	1.15%	1.14%	1.14%	1.14%	1.15%
Ratio of net investment income/(loss) to average net assets	0.44%	0.29%	0.48%	0.83%	(0.20)%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.22%	1.18%	1.17%	1.18%	1.20%
Ratio of net investment income/(loss) to average net assets	0.37%	0.25%	0.45%	0.79%	(0.25)%
Portfolio turnover rate	36.78%	20.43%	43.10%	68.27%	51.11%
(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense and deferred compensation expense which was 0.01%, 0.00%, 0.00%, 0.00%, and 0.01% respectively. (see Note 3 of the Notes to the Financial Statements).

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,				October 3, 2011 (1) to September 30, 2012
	2016	2015	2014	2013
CLASS A (2)
Net asset value, beginning of period	$17.03	$17.59	$15.55	$12.60	$10.00

Income from investment operations:
Net investment income/(loss) (3)	0.19	0.13	0.17	0.19	0.18
Net realized and unrealized gain/(loss) on investments	2.57	(0.17)	2.21	2.98	2.59

Total from investment operations	2.76	(0.04)	2.38	3.17	2.77

Less distributions:
Net investment income	(0.16)	(0.14)	(0.19)	(0.22)	(0.17)
Net realized gains	(0.71)	(0.38)	(0.15)	—	—
Return of Capital	(0.04)	—	—	—	—

Net asset value, end of period	$18.88	$17.03	$17.59	$15.55	$12.60

Total return (4)	16.90%	(0.33)%	15.37%	25.41%	27.80	%(5)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$20,661	$11,105	$11,243	$9,327	$5,721
Ratio of expenses to average net assets (6)	1.29%	1.30%	1.39%	1.39%	1.41	%(7)
Ratio of net investment income/(loss) to average net assets	1.10%	0.70%	0.99%	1.31%	1.52	%(7)
Prior to Reimbursement:
Ratio of expenses to average net assets (6)	1.52%	1.61%	1.59%	1.87%	2.83	%(7)
Ratio of net investment income/(loss) to average net assets	0.87%	0.39%	0.79%	0.83%	0.10	%(7)
Portfolio turnover rate	49.27%	20.33%	13.32%	36.12%	13.74	%(5)
CLASS I (2)
Net asset value, beginning of period	$17.03	$17.59	$15.55	$12.60	$10.00

Income from investment operations:
Net investment income/(loss) (3)	0.24	0.18	0.21	0.23	0.21
Net realized and unrealized gain/(loss) on investments	2.56	(0.17)	2.21	2.98	2.59

Total from investment operations	2.80	0.01	2.42	3.21	2.80

Less distributions:
Net investment income	(0.21)	(0.19)	(0.23)	(0.26)	(0.20)
Net realized gains	(0.71)	(0.38)	(0.15)	—	—
Return of Capital	(0.04)	—	—	—	—

Net asset value, end of period	$18.87	$17.03	$17.59	$15.55	$12.60

Total return (4)	17.18%	(0.08)%	15.65%	25.71%	28.10	%(5)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$69,290	$23,977	$19,511	$15,838	$3,381
Ratio of expenses to average net assets (6)	1.04%	1.05%	1.14%	1.14%	1.16	%(7)
Ratio of net investment income/(loss) to average net assets	1.35%	0.95%	1.24%	1.56%	1.77	%(7)
Prior to Reimbursement:
Ratio of expenses to average net assets (6)	1.27%	1.36%	1.34%	1.62%	2.58	%(7)
Ratio of net investment income/(loss) to average net assets	1.12%	0.65%	1.04%	1.08%	0.35	%(7)
Portfolio turnover rate	49.27%	20.33%	13.32%	36.12%	13.74	%(5)
(1)	Commencement of operations.
(2)	Per share data is for a share outstanding throughout the period.
(3)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(4)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(5)	Not Annualized.
(6)	The ratio of expenses to average net assets includes interest expense and deferred compensation expense which was 0.00%, 0.00%, 0.00%, 0.00%, and 0.02% respectively. (see Note 3 of the Notes to the Financial Statements).
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2016	2015	2014	2013	2012
CLASS A (1)
Net asset value, beginning of period	$16.43	$18.27	$16.40	$12.77	$9.61

Income from investment operations:
Net investment income/(loss) (2)	0.02	0.11	0.02	0.05	0.01
Net realized and unrealized gain/(loss) on investments	1.76	(1.93)	1.87	3.62	3.15

Total from investment operations	1.78	(1.82)	1.89	3.67	3.16

Less distributions:
Net investment income	(0.08)	(0.02)	(0.02)	(0.04)	—
Net realized gains	(2.38)	—	—	—	—

Net asset value, end of period	$15.75	$16.43	$18.27	$16.40	$12.77

Total return (3)	12.21%	(9.96)%	11.52%	28.79%	32.88%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$18,501	$52,171	$68,091	$65,187	$52,581
Ratio of expenses to average net assets (4)	1.41%	1.39%	1.39%	1.39%	1.39%
Ratio of net investment income/(loss) to average net assets	0.15%	0.60%	0.10%	0.34%	0.11%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.52%	1.46%	1.43%	1.46%	1.47%
Ratio of net investment income/(loss) to average net assets	0.04%	0.53%	0.06%	0.27%	0.03%
Portfolio turnover rate	75.28%	55.91%	35.16%	46.16%	50.10%
CLASS I (1)
Net asset value, beginning of period	$16.60	$18.45	$16.55	$12.89	$9.67

Income from investment operations:
Net investment income/(loss) (2)	0.06	0.16	0.07	0.09	0.04
Net realized and unrealized gain/(loss) on investments	1.77	(1.94)	1.88	3.65	3.18

Total from investment operations	1.83	(1.78)	1.95	3.74	3.22

Less distributions:
Net investment income	(0.17)	(0.07)	(0.05)	(0.08)	—
Net realized gains	(2.38)	—	—	—	—

Net asset value, end of period	$15.88	$16.60	$18.45	$16.55	$12.89

Total return (3)	12.45%	(9.70)%	11.78%	29.13%	33.30%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$44,647	$46,708	$58,867	$46,754	$32,375
Ratio of expenses to average net assets (4)	1.16%	1.14%	1.14%	1.14%	1.14%
Ratio of net investment income/(loss) to average net assets	0.41%	0.85%	0.35%	0.59%	0.36%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.27%	1.21%	1.18%	1.21%	1.22%
Ratio of net investment income/(loss) to average net assets	0.30%	0.78%	0.31%	0.52%	0.28%
Portfolio turnover rate	75.28%	55.91%	35.16%	46.16%	50.10%
(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense and deferred compensation expense which was 0.02%, 0.00%, 0.00%, 0.00%, and 0.00%, respectively. (see Note 3 of the Notes to the Financial Statements).

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2016

1.	ORGANIZATION

KEELEY Funds, Inc. (the “Corporation”) was organized on April 7, 2005 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-ended investment company. As of September 30, 2016 the Corporation consists of five series, KEELEY Small Cap Value Fund (“KSCVF”), KEELEY Small Cap Dividend Value Fund (“KSDVF”), KEELEY Small-Mid Cap Value Fund (“KSMVF”), KEELEY Mid Cap Dividend Value Fund (“KMDVF”), and KEELEY All Cap Value Fund (“KACVF”) (each, a “Fund,” and collectively, the “Funds”), each with two classes of shares: Class A and Class I. As noted in the Funds’ prospectus, Class I is an institutional class and does not charge a sales load or a 12b-1 fee to its shareholders. The KEELEY Small Cap Value Fund, Inc., predecessor to KSCVF, commenced operations on October 1, 1993. As part of a plan of reorganization, on December 31, 2007, KEELEY Small Cap Value Fund, Inc. merged into KSCVF, a newly-created series within the Corporation. KSDVF, KSMVF, KMDVF and KACVF commenced operations on December 1, 2009, August 15, 2007, October 3, 2011 and June 14, 2006 respectively. One series of the Corporation, KEELEY Mid Cap Value Fund merged into KMDVF on January 27, 2016.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a)    Investment Valuation – Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets (1) are valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or (2) lacking an NOCP, the last current reported sale price as of the time of valuation on NASDAQ, or (3) lacking any current reported sales price as of the time of valuation on NASDAQ, at the mean between the most recent bid and asked quotations. Securities issued by a foreign issuer that are not traded on a securities exchange in the United States or in the over-the-counter market and quoted on

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2016

the NASDAQ National Market System are valued at the last quoted sale price as of the close of the regular trading hours of the principal exchange or the over-the-counter market on which the security is traded on the day valuation is made. Foreign securities that were not traded on the valuation date are valued at the last reported bid price. Debt securities and other fixed income securities (other than short-term obligations) held by the Funds are valued by an independent pricing service that uses various valuation methodologies such as matrix pricing and other analytical pricing models, as well as market transactions and dealer quotations. Short-term securities with remaining maturities of 61 days or more are valued at current market quotations as provided by an independent pricing service on the day of valuation. Securities maturing in 60 days or less and securities that are not eligible for vendor pricing (including repurchase agreements and demand notes) are valued at “amortized cost” on the day of valuation, which approximates fair value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share.

Securities for which quotations are not readily available are valued by the Funds’ investment adviser, Keeley Asset Management Corp. (the “Adviser”), at their respective fair values as determined in good faith pursuant to procedures adopted by the Corporation’s Board of Directors. For each investment that is fair valued, the Adviser takes into consideration, to the extent applicable, various factors, including, but not limited to, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors. Securities fair valued by the Adviser are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy. No securities were fair valued by the Funds as of September 30, 2016.

The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the following three broad categories:

•     Level 1 – Quoted unadjusted prices for identical instruments in active markets to which the Corporation has access at the date of measurement.

•     Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2016

•     Level 3 – Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

Keeley Small Cap Value Fund	Level 1	Level 2	Level 3	Total

Common Stocks*	$1,029,890,031	$—	$—	$1,029,890,031
Investments Purchased with Proceeds from Securities Lending Collateral	30,316,804	—	—	30,316,804
Short Term Investments	37,507,902	—	—	37,507,902

Total Investments in Securities	$1,097,714,737	$—	$—	$1,097,714,737

Keeley Small Cap Dividend Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$98,949,029	$—	$—	$98,949,029
Short Term Investments	3,353,679	—	—	3,353,679

Total Investments in Securities	$102,302,708	$—	$—	$102,302,708

Keeley Small-Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$143,966,898	$—	$—	$143,966,898
Short Term Investments	6,425,799	—	—	6,425,799

Total Investments in Securities	$150,392,697	$—	$—	$150,392,697

Keeley Mid Cap Dividend Value Fund
Common Stocks*	$85,788,484	$—	$—	$85,788,484
Short-Term Investments	4,273,443	—	—	4,273,443

Total Investments in Securities	$90,061,927	$—	$—	$90,061,927

Keeley All Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$60,819,847	$—	$—	$60,819,847
Short-Term Investments	2,571,990	—	—	2,571,990

Total Investments in Securities	$63,391,837	$—	$—	$63,391,837

*	See the Schedule of Investments for the investments detailed by industry classification.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2016

Transfers between levels are identified at the end of the reporting period. There were no transfers between Levels 1 and 2 or Levels 2 and 3 at the end of the period September 30, 2016 for the Funds.

b)    Federal Income and Excise Taxes – It is the Funds’ policy to meet the requirements of Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year ended September 30, 2016, or for any other tax years which are open for exam. As of September 30, 2016, open tax years include the tax years ended 2013 through 2016. The Funds also are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. During the period, the Funds did not incur any tax interest or penalties. As of September 30, 2016, no examinations were in progress.

c)    Distributions to Shareholders – Dividends from net investment income, if any, will be declared and paid annually for KSCVF, KSMVF and KACVF. Dividends from net investment income, if any, will be declared and paid quarterly for KSDVF and KMDVF. Distributions of net realized gains, if any, will be declared and paid at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date. For 2016, KSCVF, KSDVF, KSMVF and KACVF utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. A Fund may make reclassifications periodically among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from U.S. GAAP. These reclassifications between capital accounts were made for only those differences that are permanent in nature such as net operating losses, non-deductible costs, equalization and dividend reclasses as follows:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid in Capital
KSCVF	$41,896	$(3,405,598)	$3,363,702
KSDVF	259,443	(378,640)	119,197
KSMVF	(340)	(763,100)	763,440
KMDVF	87,799	(14,263,959)	14,176,160
KACVF	3,630	(225,428)	221,798

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2016

d)    Other – Investment transactions are recorded on trade date for financial reporting purposes. The Funds determine the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income less foreign tax withheld, if any, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts using the effective interest method.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all portfolios are allocated among the Funds based upon their relative net assets values or other appropriate allocation methods.

e)    Guarantees and Indemnifications – In the normal course of business, the Corporation may enter into a contract with service providers that contains general indemnification clauses. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims against the Corporation that have not yet occurred. Based on experience, the Corporation expects the risk of loss to be remote.

f)    Securities Lending – The Funds may lend their portfolio securities to banks, brokers and dealers. This activity is subject to an agreement where U.S. Bank, N.A. acts as the Funds’ agent. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security.

Pursuant to this agreement, income earned from the securities lending program is paid to the Fund, net of any fees paid to U.S. Bank N.A. and is recognized as “Securities Lending Income, net” on the Statement of Operations.

Lending of the Funds’ securities exposes the Funds to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Funds may experience losses related to the reinvestment of collateral. To minimize certain of these risks, the borrower must agree to maintain collateral with the Funds’ custodian, marked-to-market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 100% of the market value of securities. The value of the collateral requirement is determined based upon the closing price of a borrowed security, with the collateral balance adjusted the following business day. Although there is no

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2016

specified time limit regarding how long a security may be on loan, the Funds or the borrower may request that a security on loan be returned at any time. If the Funds’ request that a specific security be returned, and the borrower fails to return such security, the Funds will be able to retain the borrower’s collateral.

As of September 30, 2016, KSCVF received cash collateral for the common stock out on loan of $30,102,799 which is available to offset the market value of KSCVF securities on loan of $30,102,799. The collateral amount received does not include excess collateral received, if any, which is included in the “Payable upon return of securities on loan” on the Statement of Assets and Liabilities. The investment of this cash collateral into a money market fund is presented in KSCVF’s Schedule of Investments as “Investments Purchased with Proceeds from Securities Lending Collateral”. KSDVF, KSMVF, KMDVF and KACVF did not have any securities on loan as of September 30, 2016 or during the year ended.

3.	INVESTMENT ADVISORY AGREEMENT

The Corporation, on behalf of each fund, has entered into an investment advisory agreement (the “Agreement”) with the Adviser, with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to that Fund. Under the terms of the Agreement, KSCVF pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $1 billion of average daily net assets, 0.90% for net assets greater than $1 billion but less than $4 billion, 0.80% for net assets greater than $4 billion but less than $6 billion and 0.70% in excess of $6 billion of the Fund’s average daily net assets; and KSDVF, KMDVF, KSMVF and KACVF each pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $350 million of average daily net assets, 0.90% for net assets greater than $350 million but less than $700 million and 0.80% in excess of $700 million of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses with respect to each Fund until January 31, 2017 (the “Expense Cap Agreement”), such that total expenses, exclusive of taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, deferred compensation expense, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s securities will not exceed the following amounts of average daily net assets of the respective Fund:

Fund	Class A	Class I
KSCVF	1.39%	1.14%
KSDVF	1.29%	1.04%
KSMVF	1.39%	1.14%
KMDVF	1.29%	1.04%
KACVF	1.39%	1.14%

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NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2016

Any reimbursements or fee waivers made by the Adviser to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, such recoupments must be made within three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the applicable Fund. The Adviser did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement over the period from October 1, 2015 to September 30, 2016. The table below indicates the amount of fees that the Adviser may recoup:

	Recovery Expiring on:
Fund	9/30/17	9/30/18	9/30/19
KSCVF	N/A	N/A	$235,940
KSDVF	$66,820	$221,409	207,565
KSMVF	79,119	127,837	134,054
KMDVF	57,540	104,098	160,020
KACVF	53,851	81,992	87,950

4.	DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

The Corporation has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Class A shares. The Plan is designed to reimburse Keeley Investment Corp. (the “Distributor”), with whom certain officers and directors of the Corporation are affiliated, for certain promotional and other sales related costs and to permit the Corporation to compensate other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the Plan do not exceed 0.25% of the average daily net assets of a Fund. Each Fund paid the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The Plan may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors. For the period from October 1, 2015 to September 30, 2016, KSCVF – Class A expensed $1,907,462 in distribution fees, of which $42,854 was paid to the Distributor; KSDVF – Class A expensed $69,984 in distribution fees, of which $2,940 was paid to the Distributor; KSMVF – Class A expensed $141,816 in distribution fees, of which $4,578 was paid to the Distributor; KMDVF – Class A expensed $37,098 in distribution fees, of which $3,189 was paid to the Distributor; and KACVF – Class A expensed $56,721 in distribution fees, of which $6,572 was paid to the Distributor. The distribution fees paid to the Distributor are unaudited.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2016

The Corporation has adopted a Shareholder Servicing Agreement for all of its Funds and their Classes. The Corporation has retained the Distributor to serve as the shareholder servicing agent for the Funds pursuant to a Shareholder Servicing Agreement. Under the Shareholder Servicing Agreement, the Corporation will pay the Distributor a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors. For the period from October 1, 2015 to September 30, 2016, the Distributor received $630,975, $53,811, $88,947, $34,356 and $37,187 from KSCVF, KSDVF, KSMVF, KMDVF and KACVF, respectively.

5.	INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period from October 1, 2015 to September 30, 2016 were as follows:

	Other Investment Securities
Fund	Purchases	Sales
KSCVF	$440,038,904	$1,109,893,456
KSDVF	28,210,073	65,898,877
KSMVF	64,720,519	157,907,758
KMDVF	39,301,368	33,160,121
KACVF	55,094,564	94,480,532

The Funds did not engage in any transactions in U.S. Government Securities during the period from October 1, 2015 to September 30, 2016.

For the period from October 1, 2015 to September 30, 2016, KSCVF, KSDVF, KSMVF, KMDVF and KACVF paid $435,850, $19,188, $17,378, $1,135 and $36,568 (unaudited), respectively, in brokerage commissions on trades of securities to the Distributor.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2016

6.	FEDERAL INCOME TAX INFORMATION

At September 30, 2016, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

	KSCVF	KSDVF	KSMVF	KMDVF	KACVF
Tax Cost of Investments	$895,071,006	$84,468,403	$114,232,625	$72,868,339	$55,570,834
Gross Unrealized Appreciation	$259,092,639	$22,014,732	$42,841,847	$19,772,347	$10,361,297
Gross Unrealized Depreciation	(56,448,908)	(4,180,427)	(6,681,775)	(2,578,759)	(2,540,294)
Net Unrealized Appreciation/ (Depreciation) on Investments	$202,643,731	$17,834,305	$36,160,072	$17,193,588	$7,821,003

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences resulting from wash sale transactions during the year and due to the securities that were originally transferred in-kind for KSDVF.

At September 30, 2016, KSCVF, KSDVF, KSMVF, KMDVF and KACVF had net Post-October realized capital losses of $0, $499,900, $0, $3,079,221 and $0 respectively, and late year ordinary losses of $0,$0, $0, $0 and $0 respectively, from transactions between November 1, 2015 and September 30, 2016.

At September 30, 2016, the accumulated capital loss carryforwards for federal income tax purposes were:

	Capital losses expiring:
Fund	2017	2018	Indefinite ST	Indefinite LT
KSCVF	—	—	—	—
KSDVF	—	—	—	—
KSMVF	—	—	—	—
KMDVF	(14,252,413)	—	—	—
KACVF	—	—	—	—

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred during fiscal years after 2010 are carried forward indefinitely and retain the character of the original loss. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2016

The tax character of distributions paid during the fiscal years ended September 30, 2016 and 2015 were as follows:

	Ordinary Income		Long-term Capital Gains		Return of Capital
Fund	2016	2015	2016	2015	2016	2015
KSCVF	$1,204,971	$2,413,851	$186,064,651	$5,423,705	—	—
KSDVF	$2,143,473	$2,428,892	$5,170,259	$8,000,297	—	—
KSMVF	$883,288	$2,372,947	$7,252,099	$27,844,041	—	—
KMDVF	$862,794	$455,109	$1,454,214	$516,112	$154,941	—
KACVF	$907,514	$291,574	$13,328,719	—	—	—

As of September 30, 2016, the components of accumulated earnings on a tax basis were as follows:

	KSCVF	KSDVF	KSMVF	KMDVF	KACVF
Accumulated Capital and Other Gains/ (Losses)	$(309,983)	$(512,081)	$(43,419)	$(17,334,565)	$(11,610)
Undistributed Ordinary Income	5,655,157	—	386,727	—	162,789
Undistributed Long-Term Gain	49,096,014	1,716,392	8,992,750	—	1,852,648
Unrealized Appreciation/ (Deprecation) on Investments	$202,643,731	$17,834,305	$36,160,072	$17,193,588	$7,821,003

Total Accumulated Gains/ (Loss)	$257,084,919	$19,038,616	$45,496,130	$(140,977)	$9,824,830

7.	OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.50%. The public offering price for Class I shares is the net asset value.

The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 2015 to September 30, 2016, the Distributor earned $23,607, $3,361, $1,798, $1,084 and $755 (unaudited) of the sales charges on behalf of KSCVF, KSDVF, KSMVF, KMDVF and KACVF, respectively. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

8.	LINE OF CREDIT ARRANGEMENTS

The Corporation was a party to a $300 million unsecured umbrella line of credit agreement with U.S. Bank, N.A., from October 1, 2015 to February 26, 2016. The Funds were able to borrow up to the lesser of (a) $300 million in aggregate or (b) 10% of the net assets of the borrowing Fund. The Corporation

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2016

is now a party to a $150 million unsecured umbrella line of credit agreement with U.S. Bank, N.A., from February 27, 2016 to February 26, 2017. The Funds may borrow up to the lesser of (a) $150 million in aggregate or (b) 10% of the net assets of the borrowing Fund. Interest is charged on borrowings at the prevailing Prime Rate. The Funds have borrowed under this agreement from time to time to increase the efficiency of cash flow management. For the period from October 1, 2015 to September 30, 2016, KSCVF, KSDVF, KSMVF, KMDVF and KACVF had average daily borrowings of $453,918, $190,044, $43,331, $5,653 and $189,981 respectively, with an average borrowing rate of 3.39%. For the period from October 1, 2015 to September 30, 2016, KSCVF, KSDVF, KSMVF, KMDVF and KACVF had a maximum daily borrowing of $39,258,000, $6,689,000, $2,030,000, $577,000 and $5,656,000, respectively. The Funds had no outstanding borrowings at September 30, 2016.

9.	OWNERSHIP BY AFFILIATED PARTIES

As of September 30, 2016, affiliates of the Funds beneficially owned shares of the following Funds as set forth below:

	KSCVF	KSDVF	KSMVF	KMDVF	KACVF
	CLASS I	CLASS I	CLASS I	CLASS I	CLASS I
Shares	590,729	1,800,351	1,326,796	1,677,668	1,686,503

Percent of total outstanding shares	4.53%	39.55%	17.40%	45.70%	60.00%

10.	DEFERRED COMPENSATION PLAN

A deferred compensation plan (the “Plan”) is available to the Independent Directors on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on the theoretical investments of deferred amounts, on the normal payment dates, in all the Funds available from the Corporation as designated by the participating Directors. Changes in the value of participants’ deferral accounts are allocated pro rata among all Funds based on average net assets and are included in Directors’ fees on the Statement of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are included in other accrued expenses on the Statement of Assets and Liabilities.

11.	REORGANIZATION

On January 27, 2016, KMDVF Class A and Class I acquired all the net assets of the KEELEY Mid Cap Value Fund Class A and Class I, respectively, pursuant to a Plan of Reorganization approved by KEELEY Mid Cap Value Fund shareholders on January 27, 2016. The purpose of the transaction was to combine two funds managed by Keeley Asset Management Company with

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2016

comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 929,592 and 1,863,147 shares of Class A and Class I, respectively, of KMDVF (valued at $14,081,943 and $28,220,546 for Class A and Class I, respectively) for all (1,099,257 and 2,189,879 shares, respectively) of the Class A and I shares outstanding of the KEELEY Mid Cap Value Fund on January 27, 2016. For financial reporting purposes, assets received and shares issued by KMDVF were recorded at fair value; however, the cost basis of the investments received from KEELEY Mid Cap Value Fund was carried forward to align ongoing reporting of KMDVF’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. KEELEY Mid Cap Value Fund’s net assets at that date ($42,302,489), including $6,687,063 of unrealized depreciation, were combined with those of KMDVF. The aggregate net assets of KMDVF immediately before the acquisition were $33,671,682. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of KEELEY Mid Cap Value Fund that have been included in KMDVF’s statement of operations since January 27, 2016.

Assuming the acquisition had been completed on October 1, 2015, the beginning of the annual reporting period of KMDVF, KMDVF’s pro forma results of operations for the year ended September 30, 2016, are as follows:

Net investment income	$937,446
Net realized gain on investments	13,161,546
Net increase in net assets resulting from operations	10,956,913

12.	SUBSEQUENT EVENTS

On November 11, 2016, the Adviser entered into an agreement with Teton Advisors, Inc. (“Teton”) to sell substantially all of its assets to Keeley Teton Advisors, LLC (“Keeley Teton”), a wholly-owned subsidiary of Teton (the “Transaction”). Closing of the Transaction remains subject to certain approvals and other conditions, including, as described below, approval of a new investment advisory agreement by the Corporation’s Board of Directors and the shareholders of each Fund. Assuming all approvals and conditions are satisfied, the Transaction is expected to close in the first quarter of 2017.

Under the Investment Company Act of 1940, as amended, the closing of the Transaction would result in an “assignment” of the existing investment advisory agreement between the Adviser and the Funds, and, consequently, the automatic termination of that agreement. Therefore, in connection with the Transaction, the Board of Directors of the Corporation will be asked to consider and approve a new investment advisory agreement between the Corporation and Keeley Teton relating to each Fund. If the Board approves that new investment advisory agreement, a special meeting of the shareholders of the

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2016

Funds will be held to vote on whether to approve the agreement. Additional details will be contained in a proxy statement to be mailed to each of the Fund’s shareholders in advance of the Funds’ special meeting.

The Adviser has engaged the services of a proxy solicitor and will absorb all expenses related to the proxy solicitation and shareholder meeting, including legal fees and Director fees and expenses.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of KEELEY Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of KEELEY Small Cap Value Fund, KEELEY Small Cap Dividend Value Fund, KEELEY Small-Mid Cap Value Fund, KEELEY Mid Cap Dividend Value Fund and KEELEY All Cap Value Fund, (each an individual series of KEELEY Funds, Inc., hereinafter collectively referred to as the “Funds”) at September 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, WI

November 22, 2016

KEELEY Funds Directors and Officers

Independent Directors*

Name, Age and Address as of December 31, 2015	Position(s) Held with each Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen Within the Fund Complex	Other Directorships Held Outside the Fund Complex
Jerome J. Klingenberger (2) Age: 60	Chairman and Director	Chairman since 2006; Director since 1999	Executive Vice President and Chief Financial Officer (since 2006) of Grayhill, Inc. (human interface solutions)	5	None
Sean Lowry (2) Age: 62	Director	Director since 1999	Retired since 2015; previously Executive Vice President, Mortgage Services of Pacor Mortgage Corp. (1992-2015); Member of Chicago Board Options Exchange and Chicago Board of Trade (1974-1992)	5	None
Laura D. Alter Age: 55	Director	Director since 2014	Retired since 2010; previously Managing Director, Senior Partner, and Head of Fixed Income, Harris Investment Management (1994-2010); Fund Manager for Harris Insight Family of Funds (1994-2010)	5	None
John Freund Age: 71	Director	Director since 2016	Retired since 2015; previously, Managing Director at Citigroup (1998-2015)	5	None
Interested Director and Officer*
Brien M. O’Brien (3) Age: 59	Director	Director Since 2015	Executive Chairman of TA KAMCO LLC (since 2015), Joley Corp. (since 2015), and Keeley Asset Management Corp. (since 2015); President and Founder of Port Capital LLC (since 2014); Head of Asset Management of Piper Jaffray (2010-2014); Chairman, CEO and Co-Founder of Advisory Research, Inc. (1996-2014)	5	Manager of Port Capital LLC; Member of Board of Trustees of Boston College, University of Chicago Medical Center, Sheriff’s Meadow Foundation and National Parks Service Foundation

KEELEY Funds Directors and Officers (Continued)

Officers*

Name, Age and Address as of December 31, 2015	Position(s) Held with each Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During the Past Five Years
Kevin M. Keeley (2) Age: 49	President	Since 2015	President (since 2015) and Executive Vice President (2010-2015) of Joley Corp.; President (since 2015) and Executive Vice President (2010-2015) of Keeley Holdings, Inc.; President of Keeley Asset Management Corp. (since 2015); Senior Vice President of Keeley Asset Management Corp. and Keeley Investment Corp. (2010-2015).
Kevin Chin (2) Age: 51	Vice President	Since 2015	Chief Investment Officer of Keeley Asset Management Corp. (since 2015); Senior Vice President, Portfolio Manager of Keeley Asset Management Corp. (since 2013); previously, Senior Vice President, Portfolio Manager of Cramer Rosenthal McGlynn (1989-2012).
Robert M. Kurinsky (2) Age: 43	Treasurer, Secretary and Chief Legal Officer	Treasurer since 2007, Secretary since 2006 and Chief Legal Officer since 2008	Treasurer and Secretary of Joley Corp.; Treasurer and Secretary of Keeley Holdings, Inc.; Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Asset Management Corp.; Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Investment Corp.
Deanna Marotz Age: 51	Chief Compliance Officer	Since 2015	Chief Compliance Officer of Keeley Asset Management Corp. (since 2015); previously, Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2008-2015).
*	The business address of the Directors and Officers listed above is the address of the Company: 111 West Jackson Boulevard, Suite 810, Chicago, Illinois 60604.
(1)	Each Director serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.
(2)	Director or Officer who maintains brokerage account(s) with Keeley Investment Corp., the Company’s principal underwriter, and/or advised account(s) with Keeley Asset Management Corp., the Adviser to the Funds.
(3)	Brien O’Brien is considered an “Interested Director” of the Funds because of his affiliation with Keeley Asset Management Corp.

The Corporation’s Statement of Additional Information (“SAI”) includes additional information about the Corporation’s Directors. The SAI is available, without charge, upon request by calling toll-free 1-888-933-5391.

PRIVACY STATEMENT

Protecting your personal information is an important priority for us. The Funds’ privacy policy is designed to support this objective. We collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or on other forms; correspondence or conversations, such as your name, address, social security number, assets, income and date of birth.

•	Information about your transactions with us, our affiliates or others, such as your account numbers and balances, transaction history, parties to transactions, cost basis information and other financial information.

The Funds restrict access to your nonpublic information by maintaining physical, electronic and procedural safeguards.

The Funds do not disclose any nonpublic information about their current or former consumers or customers to nonaffiliated third parties, except as permitted by law.

Keeley Investment Corp. is the Distributor and Keeley Asset Management Corp. is the Investment Adviser for the Keeley Funds. We may share your nonpublic information with affiliates who require such information to provide products or services to you. You may request that we not share your nonpublic information with our affiliates for use by them in marketing products or services to you by calling us toll-free at 1-888-933-5391. We will honor your choice until you tell us otherwise. If you have a joint account, your instruction will be applied to all account holders on that account.

Proxy Voting Policies and Procedure

You may obtain a description of KEELEY Funds’ proxy voting policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities, without charge, upon request by calling 1-888-933-5391. This information also is included in KEELEY Funds’ statement of additional information (“SAI”), which is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each KEELEY Fund voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2016 is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information About Portfolio Securities

The Corporation filed a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31, 2015 and June 30, 2016 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Corporation's Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You also may review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

Household Delivery of Shareholder Documents

To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 888.933.5391 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents

You may choose to receive the KEELEY Funds’ prospectus and annual and semi-annual reports electronically. To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name. Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

Investment Adviser

KAMCO

KEELEY ASSET MANAGEMENT CORP.

Chicago, Illinois

Distributor

KEELEY INVESTMENT CORP.

KEELEY INVESTMENT CORP.

Chicago, Illinois

Custodian

U.S. BANK, N.A.

Milwaukee, Wisconsin

888-933-5391

Transfer Agent and Dividend Disbursing Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin

888-933-5391

Independent Registered Public Accounting Firm

PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin

Counsel

Stradley Ronon Stevens & Young, LLP

Chicago, Illinois

Performance information quoted represents past performance and does not guarantee future results. The investment return and principal value of shares will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than its original cost. This material may only be used when preceded or accompanied by each Fund’s prospectus.

111 West Jackson Boulevard•Suite 810•Chicago•Illinois•60604

(312) 786-5050•(800) 533-5344•FAX (312) 786-5003

www.keeleyfunds.com

Keeley Funds, Inc.: SEC file number 811-21761

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Jerome Klingenberger, a director and chairman of the registrant’s Audit Committee and John Freund, a director of the registrant’s Audit Committee, has all the attributes of an “audit committee financial expert,” as such term is defined in paragraph (b) to Item 3 of Form N-CSR. Mr. Klingenberger and Mr. Freund are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2016	FYE 9/30/2015
Audit Fees	$150,250	$166,500
Audit-Related Fees	None	None
Tax Fees	$34,800	$44,760
All Other Fees	None	None

(a) “Audit Fees” refer to fees for performing an audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

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(b) “Audit-Related Fees” refer to fees for the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements. No audit-related fees were billed during the last two fiscal years.

(c) “Tax Fees” refer to fees for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Such services include: (i) reviewing and signing the U.S. Income Tax Return for Regulated Investment Companies, for each of the Funds; and (ii) calculating estimated required distributions for federal excise tax purposes for each of the Funds.

(d) “All Other Fees” refer to products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c). No other fees were billed during the last two fiscal years.

(e)(1) The registrant’s Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) All fees billed by PricewaterhouseCoopers LLP applicable to non-audit services for the fiscal years ended 2016 and 2015 were pre-approved by the registrant’s Audit Committee.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time, permanent employees of the principal accountant.

(g) The following table details the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser, but not including any sub-adviser) for the last two fiscal years.

Non-Audit Related Fees	FYE 9/30/2016	FYE 9/30/2015
Registrant	None	None
Registrant’s Investment Adviser	None	None

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (but not including any sub-adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

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Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing date of this Form N-CSR, that the disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in this Form N-CSR is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

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(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Keeley Funds, Inc.

By (Signature and Title	/s/ Brien O’Brien
Brien O’Brien, Principal Executive Officer

Date	11.23.16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brien O’Brien
Brien O’Brien, Principal Executive Officer

Date	11.29.16

By (Signature and Title)*	/s/ Robert Kurinsky
Robert Kurinsky, Principal Financial Officer

Date	11.23.16

*	Print the name and title of each signing officer under his or her signature.

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